UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

110 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31, 2011

DATE OF REPORTING PERIOD: DECEMBER 31, 2011

Item 1. Reports to Stockholders

               The annual report to stockholders follows

First Investors

2011 ANNUAL REPORT

LIFE SERIES FUNDS

December 31, 2011

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 110 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Cash Management Fund for the fiscal year ended December 31, 2011. During the period, the Fund’s return on a net asset value (“NAV”) basis was 0%. The Fund maintained a $1.00 NAV per share for each class of shares throughout the year.

During the year, the Federal Reserve (the “Fed”) remained vigilant in its efforts to preserve the broader economic recovery and maintained a substantial amount of liquidity in the market. As such, the Fed kept short-term interest rates at record lows, near zero, throughout the reporting period. This was the major factor in determining the Fund’s return.

First Investors Management Company (“FIMCO”), the investment adviser, continued to reimburse expenses of the Fund and waive management fees in an effort to avoid a negative yield to its shareholders. In addition, to mitigate expenses, certain shareholder privileges remained limited. FIMCO expects this situation to continue and consequently, the yield to shareholders should be at or near zero for the foreseeable future.

Although money market funds in general are relatively conservative vehicles, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1

Understanding Your Fund’s Expenses
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2011, and held for the entire six-month period ended December 31, 2011. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$1,000.00	$0.45
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.76	$0.46

*	Expenses are equal to the annualized expense ratio of .09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

3

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2011

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—38.9%
$300M	Fannie Mae, 3/1/12	0.04%		$ 299,980
	Federal Home Loan Bank:
326M	2/17/12	0.04		325,982
950M	3/2/12	0.02		949,968
650M	3/6/12	0.02		649,977
600M	3/28/12	0.03		599,956
	Freddie Mac:
853M	2/14/12	0.03		852,974
650M	3/27/12	0.04		649,945
500M	4/9/12	0.03		499,959
Total Value of U.S. Government Agency Obligations (cost $4,828,741)				4,828,741
	CORPORATE NOTES—25.7%
450M	Coca-Cola Co., 3/20/12 (a)	0.13		449,872
500M	Dell, Inc., 2/17/12 (a)	0.13		499,915
400M	Dupont (E.I.) de Nemours & Co., 3/20/12 (a)	0.12		399,895
271M	Emerson Electric Co., 1/23/12 (a)	0.09		270,985
400M	International Business Machines Corp., 1/19/12 (a)	0.06		399,988
250M	Merck & Co., Inc., 1/9/12 (a)	0.04		249,998
450M	PepsiCo, Inc., 1/17/12 (a)	0.07		449,986
475M	Proctor & Gamble Co., 1/9/12 (a)	0.15		474,984
Total Value of Corporate Notes (cost $3,195,623)				3,195,623
	VARIABLE AND FLOATING RATE NOTES—16.0%
	Federal Farm Credit Bank:
290M	8/8/12	0.17		290,053
300M	9/24/12	0.13		299,869
500M	Federal Home Loan Bank, 6/22/12	0.09		499,904
400M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/30	0.04		400,000
	Valdez, Alaska Marine Terminal Rev.:
200M	Exxon Pipeline Co., Project B 12/1/33	0.03		200,000
300M	Exxon Pipeline Co., Project C 12/1/33	0.03		300,000
Total Value of Variable and Floating Rate Notes (cost $1,989,826)				1,989,826

4

Principal			Interest
Amount	Security		Rate	*	Value
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—15.3%
	U.S. Treasury Bills:
$700M	1/12/12		(0.01)%		$ 700,002
700M	2/2/12		0.00		700,000
500M	3/1/12		0.01		499,996
Total Value of Short-Term U.S. Government Obligations (cost $1,899,998)					1,899,998
Total Value of Investments (cost $11,914,188)**		95.9%			11,914,188
Other Assets, Less Liabilities		4.1			509,330
Net Assets		100.0%			$12,423,518

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2011.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$4,828,741	$—	$4,828,741
Corporate Notes	—	3,195,623	—	3,195,623
Variable and Floating Rate Notes:
Municipal Bonds	—	900,000	—	900,000
U.S. Government Agency
Obligations	—	1,089,826	—	1,089,826
Short-Term U.S. Government
Obligations	—	1,899,998	—	1,899,998
Total Investments in Securities	$—	$11,914,188	$—	$11,914,188

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended December 31, 2011.

6	See notes to financial statements

Portfolio Managers’ Letter
DISCOVERY FUND

Dear Investor:

This is the annual report for the First Investors Life Discovery Fund for the year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 2.2%, including dividends of 16.1 cents per share.

The stock market proved volatile in 2011. While the Russell 2000 Index ended the year with a strong fourth quarter, in the third quarter it fell by over 21%. The ongoing financial crisis in Europe, the debt ceiling issue and S&P downgrade in the United States, the Japanese tsunami and nuclear disaster, severe flooding in Thailand and political upheaval in the Middle East, all contributed to the sense of uncertainty and volatility in the financial markets. Given that backdrop, we are proud to report that the Fund had positive returns this year, and outperformed our benchmark by almost 6.4 percentage points.

Stock selection drove this year’s results. The Fund’s top-performing sector was consumer discretionary, which returned 19.2% compared to –7.2% for the benchmark sector. Men’s Wearhouse, a leading retailer of men’s suits and tuxedo rentals, capitalized on improving employment trends and a strong fashion cycle in men’s apparel to deliver earnings growth above 50%. Foot Locker, a leading retailer of athletic footwear and apparel and a Fund holding since early 2009, was able to build upon operational improvements put in place in 2010 by new management to deliver over 50% earnings growth in 2011.

Materials again played an important role in performance this year, returning 7.8% compared to –11.7% for the benchmark sector. Smurfit-Stone Container, a containerboard manufacturer whose stock we purchased last year, experienced strong price increases in the second half of 2010 and in 2011. Competitor Rock-Tenn purchased the company in June.

Tronox, which makes titanium dioxide — a pigment widely used in paints — was a new purchase for us in 2011. Tronox shares fell by close to 50% after the company announced plans to acquire its main titanium ore supplier. We felt the sell-off was overdone, and our industry checks indicated that titanium ore was in tight supply, and that the purchase made sense strategically. Shares have appreciated by approximately 80% since our purchase this fall.

Mergers and acquisitions again helped the portfolio this year. Along with Smurfit-Stone, portfolio companies acquired this year included Harleysville, Lawson Software, and CKX Entertainment.

7

Portfolio Managers’ Letter (continued)
DISCOVERY FUND

The Fund’s worst performing sector in 2011 was health care, down 4.7% compared to a positive 2.3% return for the benchmark sector. Health care, however, has been a strong performer for us over the longer term, and had an annualized return of 21.9% (vs. 13.4% for the benchmark) over the last three years. Two of our health care holdings, Life Technologies and Perkin Elmer, delivered solid earnings growth in 2011, but their price-earnings multiples contracted due to concerns that a decline in future government funding for life sciences research could negatively impact their long-term growth potential. Energy was also an underperformer for us, down 20.9% compared to –8.2% for the benchmark. Energy was affected by the collapse of the leveraged buyout of EXCO Resources, and also by a sharp decline in Venoco shares during the summer correction. Venoco subsequently received a takeover offer from management in early 2012.

Domestic economic news toward the end of the year was relatively good. In December, the Purchasing Managers Index for manufacturing companies came in at 53.9, solidly in expansionary mode. The country added 200,000 jobs, mainly in the private sector. And consumer confidence jumped 10 full percentage points. We are heartened by these statistics, and our own checks with company managements confirm that business appears to be in recovery mode. The international economy appears more problematic, however, and we remain concerned about events in Europe. With that said, we are very comfortable with the prospects and valuations of our portfolio holdings. 2011 was a volatile year, but it also proved to be an opportune time to invest. We are pleased with the investments we made, and believe they will serve us well in 2012.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

8

Fund Expenses (unaudited)
DISCOVERY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$954.30	$3.94
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

9

Cumulative Performance Information (unaudited)
DISCOVERY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Discovery Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Discovery Fund beginning 12/31/01 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. The Index includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

10

Portfolio of Investments
DISCOVERY FUND
December 31, 2011

Shares		Security	Value
		COMMON STOCKS—94.1%
		Consumer Discretionary—11.1%
212,400		American Eagle Outfitters, Inc.	$ 3,247,596
27,800	*	Big Lots, Inc.	1,049,728
87,900	*	Express, Inc.	1,752,726
81,400		Foot Locker, Inc.	1,940,576
67,900		Men’s Wearhouse, Inc.	2,200,639
48,400		PVH Corporation	3,411,716
253,500		Regal Entertainment Group – Class “A”	3,026,790
			16,629,771
		Consumer Staples—2.9%
39,400		Cal-Maine Foods, Inc.	1,440,858
133,000	*	Dole Food Company, Inc.	1,150,450
22,900		J. M. Smucker Company	1,790,093
			4,381,401
		Energy—6.3%
40,600	*	Cloud Peak Energy, Inc.	784,392
160,887	*	Matrix Service Company	1,518,773
261,800	*	PetroQuest Energy, Inc.	1,727,880
44,000	*	Plains Exploration & Production Company	1,615,680
69,900	*	Resolute Energy Corporation	754,920
170,200	*	Venoco, Inc.	1,152,254
39,600	*	Whiting Petroleum Corporation	1,848,924
			9,402,823
		Financials—17.0%
7,752	*	Alleghany Corporation	2,211,568
63,000		American Financial Group, Inc.	2,324,070
421,200		Anworth Mortgage Asset Corporation (REIT)	2,645,136
88,700		Aspen Insurance Holdings, Ltd.	2,350,550
207,700		Capitol Federal Financial, Inc.	2,396,858
61,100	*	EZCORP, Inc. – Class “A”	1,611,207
319,200	*	Knight Capital Group, Inc. – Class “A”	3,772,944
3,300	*	Markel Corporation	1,368,411
319,500		MFA Financial, Inc. (REIT)	2,147,040
36,100		Mid-America Apartment Communities, Inc. (REIT)	2,258,055
138,400		Montpelier Re Holdings, Ltd.	2,456,600
			25,542,439

11

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2011

Shares		Security	Value
		Health Care—10.5%
75,500	*	Endo Pharmaceuticals Holdings, Inc.	$ 2,607,015
58,100	*	Life Technologies Corporation	2,260,671
60,400	*	Magellan Health Services, Inc.	2,987,988
38,400	*	MEDNAX, Inc.	2,765,184
158,100	*	Myriad Genetics, Inc.	3,310,614
95,100		PerkinElmer, Inc.	1,902,000
			15,833,472
		Industrials—6.6%
71,900		Applied Industrial Technologies, Inc.	2,528,723
133,500		EMCOR Group, Inc.	3,579,135
44,700	*	FTI Consulting, Inc.	1,896,174
11,300		Precision Castparts Corporation	1,862,127
			9,866,159
		Information Technology—25.4%
115,500	*	Avnet, Inc.	3,590,895
350,900	*	Brightpoint, Inc.	3,775,684
288,000	*	Compuware Corporation	2,396,160
347,400	*	Convergys Corporation	4,436,298
54,200	*	Cymer, Inc.	2,696,992
53,600	*	Diodes, Inc.	1,141,680
168,100	*	Emulex Corporation	1,153,166
50,700		IAC/InterActiveCorp	2,159,820
199,000	*	Kulicke and Soffa Industries, Inc.	1,840,750
107,100		Lender Processing Services, Inc.	1,613,997
85,300		Lexmark International, Inc. – Class “A”	2,820,871
142,200	*	Marvell Technology Group, Ltd.	1,969,470
56,800	*	Microsemi Corporation	951,400
250,900	*	QLogic Corporation	3,763,500
181,900	*	Triquint Semiconductor, Inc.	885,853
337,500	*	Vishay Intertechnology, Inc.	3,034,125
			38,230,661

12

Shares or
Principal
Amount		Security	Value
		Materials—13.2%
48,100		AptarGroup, Inc.	$ 2,509,377
168,600	*	Chemtura Corporation	1,911,924
35,500	*	Innospec, Inc.	996,485
115,600		Olin Corporation	2,271,540
22,360		Rock-Tenn Company – Class “A”	1,290,172
21,600		Royal Gold, Inc.	1,456,488
42,900		Schnitzer Steel Industries, Inc. – Class “A”	1,813,812
94,400		Sensient Technologies Corporation	3,577,760
15,500	*	Tronox, Inc.	1,860,000
53,500		Westlake Chemical Corporation	2,152,840
			19,840,398
		Telecommunication Services—1.1%
204,700	*	Premiere Global Services, Inc.	1,733,809
Total Value of Common Stocks (cost $119,332,317)			141,460,933
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—3.9%
		Freddie Mac:
$ 800M		0.01%, 1/10/12	799,998
5,000M		0.02%, 3/7/12	4,999,817
Total Value of Short-Term U.S. Government Agency Obligations (cost $5,799,815)			5,799,815
		SHORT-TERM U.S. GOVERNMENT
		OBLIGATIONS—1.3%
2,000M		U.S. Treasury Bills, (.025%), 1/5/12 (cost $2,000,006)	2,000,006
Total Value of Investments (cost $127,132,138)		99.3%	149,260,754
Other Assets, Less Liabilities		.7	1,015,847
Net Assets		100.0%	$150,276,601

*	Non-income producing

Summary of Abbreviations:
REIT	Real Estate Investment Trust

13

Portfolio of Investments (continued)
DISCOVERY FUND
December 31, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$141,460,933	$—	$—	$141,460,933
Short-Term U.S. Government
Agency Obligations	—	5,799,815	—	5,799,815
Short-Term U.S. Government
Obligations	—	2,000,006	—	2,000,006
Total Investments in Securities*	$141,460,933	$7,799,821	$—	$149,260,754

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
December 31, 2011.

14	See notes to financial statements

Portfolio Manager’s Letter
GOVERNMENT FUND

Dear Investor:

This is the annual report for the First Investors Life Government Fund for the year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 5.4%, including dividends of 36.1 cents per share.

The Fund invests in securities and debt issued or guaranteed by the U.S. government and its agencies. These include mortgage-backed bonds guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac); debt issued by these and other agencies; and U.S. Treasury securities. The investments held by the Fund all have the highest possible credit rating from Moody’s Investors Service (AAA).

2011 was a volatile year for the financial markets, primarily due to events outside the United States. In the first half of the year, the economy was weaker than expected due to the earthquake and tsunami in Japan and the spike in oil prices due to unrest in the Middle East. In the second and third quarters of the year, investors became increasingly concerned that the European sovereign debt issue might lead to a worldwide financial crisis and recession.

In the United States, the economy remained anemic with year-over-year growth of less than 2%, and an unemployment rate of 8.5%, although the year ended on a relatively strong note with estimated fourth quarter growth of 3%. Political gridlock and concern about the country’s unsustainable fiscal path were drags on the economy as well. The Federal Reserve (the “Fed”) maintained an extremely accommodative monetary policy throughout the year by, among other actions, committing to keep short-term interest rates at current very low levels until at least mid-2013 and purchasing long-term Treasury securities to lower long-term interest rates.

Uncertainty, weak economic growth and an accommodative Fed benefited the U.S. bond market. In particular, investors sought high-quality bonds, especially U.S. Treasury securities, as a haven in uncertain times. The demand for Treasuries continued despite Standard and Poor’s downgrade of the U.S. credit rating in August. Consequently, benchmark U.S. Treasury rates fell to historically low levels in 2011. The 2-year U.S. Treasury note yield reached an all-time low of 0.16% in September, ending the year at 0.24%. The 10-year Treasury note yield fell to 1.9% from 3.3% at year-end, its lowest annual close in over 50 years.

Reflecting the positive impact of substantially lower interest rates, the U.S. Treasury market returned 9.8% for the year, according to Bank of America Merrill Lynch.

15

Portfolio Manager’s Letter (continued)
GOVERNMENT FUND

High-quality mortgage-backed bonds gained 6.1%, less than the Treasury market because of prepayments on mortgage-backed securities as 30-year mortgage rates fell to their lowest level in history. Lastly, the U.S. agency market had a total return of 5.3% as spreads widened versus benchmark Treasury securities.

While the Fund delivered positive returns in a difficult market environment, it underperformed its benchmark, the Citigroup Government/Mortgage Index. Over the course of the year, the Fund had an average of 66% of its assets invested in mortgage-backed bonds, 29% in agency securities, 4% in Treasury notes and 1% in cash. This represented a substantial underweight of Treasuries and overweight in mortgage-backed and agency securities versus the benchmark.

In addition, in keeping with the Fund’s generally conservative investment approach, the Fund had little exposure to longer-maturity Treasury and agency securities. These two factors accounted for the Fund’s underperformance as Treasury securities, and long-term Treasuries in particular, had substantially higher total returns than both mortgage-backed and shorter-term securities.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

16

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$1,030.33	$3.79
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.48	$3.77

*	Expenses are equal to the annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

17

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/01 with a theoretical investment in the Citigroup Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 5.25%, 5.43% and 4.72%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

18

Portfolio of Investments
GOVERNMENT FUND
December 31, 2011

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—65.2%
	Fannie Mae—8.4%
$1,807M	5.5%, 9/1/2033 – 10/1/2039	$ 1,988,536
202M	9%, 11/1/2026	246,560
136M	11%, 10/1/2015	152,160
		2,387,256
	Freddie Mac—6.4%
1,670M	5.5%, 11/1/2038 – 1/1/2040	1,822,785
	Government National Mortgage Association I
	Program—50.4%
2,404M	4%, 10/15/2040 – 11/15/2041	2,584,291
4,193M	4.5%, 6/15/2039 – 8/15/2040	4,583,042
4,798M	5%, 6/15/2033 – 6/15/2040	5,341,375
1,395M	5.5%, 2/15/2033 – 11/15/2038	1,580,240
288M	6%, 11/15/2032 – 4/15/2036	329,109
		14,418,057
Total Value of Residential Mortgage-Backed Securities (cost $17,751,264)		18,628,098
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—23.0%
	Fannie Mae:
1,250M	1.625%, 2015	1,282,195
500M	5%, 2031	506,328
	Federal Farm Credit Bank:
1,250M	1.75%, 2013	1,269,510
1,000M	2.6%, 2016	1,004,544
1,250M	Freddie Mac, 3%, 2014	1,327,229
1,000M	Tennessee Valley Authority, 4.5%, 2018	1,173,991
Total Value of U.S. Government Agency Obligations (cost $6,362,562)		6,563,797
	U.S. GOVERNMENT OBLIGATIONS—6.7%
509M	FDA Queens LP, 6.99%, 2017 *	573,900
1,250M	U.S. Treasury Note, 2.375%, 2015	1,326,465
Total Value of U.S. Government Obligations (cost $1,842,643)		1,900,365

19

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2011

Principal
Amount	Security	Value
	U.S. GOVERNMENT FDIC GUARANTEED
	DEBT—3.6%
$1,000M	JPMorgan Chase & Co., 2.125%, 2012 (cost $1,011,463)	$ 1,018,962
Total Value of Investments (cost $26,967,932)	98.5%	28,111,222
Other Assets, Less Liabilities	1.5	439,009
Net Assets	100.0%	$28,550,231

*	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$18,628,098	$—	$18,628,098
U.S. Government Agency
Obligations	—	6,563,797	—	6,563,797
U.S. Government Obligations	—	1,900,365	—	1,900,365
U.S. Government FDIC
Guaranteed Debt	—	1,018,962	—	1,018,962
Total Investments in Securities	$—	$28,111,222	$—	$28,111,222

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended December 31, 2011.

20	See notes to financial statements

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Life Growth & Income Fund for the fiscal year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 2.37%, including dividends of 50 cents per share.

For much of the period under review, the markets reflected a positive bias, building upon encouraging economic data and strong corporate earnings performance. The S&P 500 Index rose nearly 9% through April 2011, and had recovered much of the ground lost during the financial crisis of 2008. During the late spring of 2011, macroeconomic issues in Europe heated up again, as Greece appeared likely to default on its sovereign debt without a rescue from its fellow European Union (“EU”) neighbors.

From that point forward, equity markets became highly correlated to the news headlines coming out of Europe. The stress on that marketplace began to spread, as European financial institutions had enormous exposure, and could not bear the potential financial losses without significant capital infusions. Economic growth in turn began to slow, and both the U.S. and international markets were affected.

The markets corrected during May and June, but began to rally once again as second-quarter-earnings reports looked strong. Hopes were dashed during July however, as the U.S. debt-ceiling negotiations put the federal government on the brink of insolvency and a credit ratings downgrade that followed eroded any remaining confidence. Fears of another financial meltdown resurfaced. Volatility soared, and any investments that were perceived as risky were sold without prejudice. The markets dropped precipitously to the end of September, as fear of an oncoming recession loomed large.

During October, the markets rebounded sharply, as the S&P 500 Index was up 10.9% and the Dow Jones Industrial Average rose 9.5%. In fact, The Wall Street Journal reported that October was the best month for stocks since October 2002. The Dow’s 1,042 point rise was its biggest ever. Despite these increases, investors were slow to return to the market, still concerned about larger economic issues and uncertainties. Europe’s sovereign-debt crisis, the continued problems with U.S. government gridlock and partisan bickering, and the frustratingly slow and uneven economic recovery, hampered overall sentiment.

During the balance of the year, the markets continued their volatile streak, but gained or lost little ground. While economic data has shown slightly steadier improvements, most indicators remain near their annual lows, and clarity on the European sovereign-debt crisis and upcoming U.S. elections remains elusive.

21

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

Performance for the Fund reflected the challenging macro environment, and was not immune from the increased volatility. The Fund’s strategy of multi-cap investing (owning large-, mid- and small-capitalization companies) benefited during the earlier parts of the year, hurt performance during the market downdraft in August and September, when small- and mid-cap stocks fell over 20%, and rebounded during the final three months, as investor confidence gradually improved. The defensive strategy of owning dividend-paying stocks was beneficial, as those names performed slightly better than the markets. Among sectors, key contributors to performance came from consumer discretionary, consumer staples, industrials, health care and technology stocks. The fund benefited from remaining underweight in financials, as that sector was the worst performing overall. Sectors that lagged included basic materials and energy.

Notable consumer discretionary performers were retailers Limited Brands and Pier One Imports; broadcaster CBS; and global fast-food restaurateur, McDonald’s.

Notable performers within consumer staples included beauty products and nutraceuticals manufacturer, Nu Skin Enterprises, and tobacco giants Altria Group and Philip Morris International.

Within industrials, shares of Goodrich, a maker of aerospace components, rallied 44% on the news it had agreed to be acquired by United Technologies. The Fund also benefited from its investments in smaller names, such as generator manufacturer Generac Holdings, which rose on strong earnings and increased demand for its products. Within technology, the Fund’s largest holding, IBM, rose 25% during the year and was the most significant contributor to overall performance.

In addition to Goodrich, the Fund continued to benefit from mergers and acquisitions of its holdings. In total, 10 of the Fund’s holdings received or completed takeover offers during the period under review. Key contributors to performance included the takeover of Varian Semiconductor by Applied Materials; the acquisition of National Semiconductor by Texas Instruments; the acquisition of government IT-services-provider SRA International by Providence Equity Partners; and the pending takeover of Temple-Inland by International Paper.

The Fund maintained a diverse market capitalization allocation, ending the fiscal year with 73% large cap, 11% mid cap and 16% small cap, according to Lipper’s market capitalization ranges. This is consistent with the Fund’s long-term strategy. The Fund’s weighting within large-cap stocks benefited overall returns for the fiscal year and increased due to the merger of Life Blue Chip Fund into Life Growth & Income Fund on December 9, 2011. Small- and mid-cap names, while performing better on a relative basis, were a drag on performance due to weaker absolute returns.

22

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

23

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$938.54	$3.91
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

24

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/01 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

25

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2011

Shares		Security	Value
		COMMON STOCKS—98.6%
		Consumer Discretionary—13.2%
31,400		American Greetings Corporation – Class “A”	$ 392,814
107,800		Best Buy Company, Inc.	2,519,286
40,600	*	BorgWarner, Inc.	2,587,844
141,985		CBS Corporation – Class “B”	3,853,473
17,261		CEC Entertainment, Inc.	594,641
20,064		Coach, Inc.	1,224,707
29,000	*	Delphi Automotive, PLC	624,660
54,400	*	GNC Acquisition Holdings, Inc. – Class “A”	1,574,880
65,700		Home Depot, Inc.	2,762,028
89,800		Limited Brands, Inc.	3,623,430
42,900		Lowe’s Companies, Inc.	1,088,802
33,200		McDonald’s Corporation	3,330,956
118,943		Newell Rubbermaid, Inc.	1,920,929
4,600		Oxford Industries, Inc.	207,552
206,300	*	Pier 1 Imports, Inc.	2,873,759
41,398	*	Steiner Leisure, Ltd.	1,879,055
180,870		Stewart Enterprises, Inc. – Class “A”	1,041,811
40,000		Tiffany & Company	2,650,400
24,400	*	TRW Automotive Holdings Corporation	795,440
16,500		Tupperware Brands Corporation	923,505
48,900		Walt Disney Company	1,833,750
104,983		Wyndham Worldwide Corporation	3,971,507
			42,275,229
		Consumer Staples—9.8%
116,100		Altria Group, Inc.	3,442,365
57,500		Avon Products, Inc.	1,004,525
63,489		Coca-Cola Company	4,442,325
72,700		CVS Caremark Corporation	2,964,706
31,661		Kraft Foods, Inc. – Class “A”	1,182,855
22,800		McCormick & Company, Inc.	1,149,576
24,627		Nu Skin Enterprises, Inc. – Class “A”	1,196,133
36,200		PepsiCo, Inc.	2,401,870
84,600		Philip Morris International, Inc.	6,639,408
39,713		Procter & Gamble Company	2,649,254
20,800		Walgreen Company	687,648
62,064		Wal-Mart Stores, Inc.	3,708,945
			31,469,610

26

Shares		Security	Value
		Energy—11.6%
34,400		Anadarko Petroleum Corporation	$ 2,625,752
52,900	*	C&J Energy Services, Inc.	1,107,197
42,700		Chevron Corporation	4,543,280
63,389		ConocoPhillips	4,619,156
15,700		Devon Energy Corporation	973,400
42,000		Ensco, PLC (ADR)	1,970,640
71,611		ExxonMobil Corporation	6,069,748
13,200		Hess Corporation	749,760
102,022		Marathon Oil Corporation	2,986,184
46,711		Marathon Petroleum Corporation	1,555,009
40,850		National Oilwell Varco, Inc.	2,777,392
78,800	*	Noble Corporation	2,381,336
16,994		Sasol, Ltd. (ADR)	805,516
22,700		Schlumberger, Ltd.	1,550,637
87,107		Suncor Energy, Inc.	2,511,295
			37,226,302
		Financials—10.7%
13,100		ACE, Ltd.	918,572
23,000		Allstate Corporation	630,430
63,506		American Express Company	2,995,578
56,500		Ameriprise Financial, Inc.	2,804,660
114,800		Brookline Bancorp, Inc.	968,912
15,100		Chubb Corporation	1,045,222
49,843		Discover Financial Services	1,196,232
26,600		Financial Select Sector SPDR Fund (ETF)	345,800
85,500		FirstMerit Corporation	1,293,615
37,100		Invesco, Ltd.	745,339
114,588		JPMorgan Chase & Company	3,810,051
28,800		M&T Bank Corporation	2,198,592
47,800		MetLife, Inc.	1,490,404
27,000		Morgan Stanley	408,510
133,600		New York Community Bancorp, Inc.	1,652,632
48,400		PNC Financial Services Group, Inc.	2,791,228
27,000		SPDR KBW Regional Banking (ETF)	659,070
103,279	*	Sunstone Hotel Investors, Inc. (REIT)	841,724
20,200		Travelers Companies, Inc.	1,195,234
106,088		U.S. Bancorp	2,869,680
79,600		Urstadt Biddle Properties – Class “A” (REIT)	1,439,168
69,767		Wells Fargo & Company	1,922,778
			34,223,431

27

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2011

Shares		Security	Value
		Health Care—10.8%
85,500		Abbott Laboratories	$ 4,807,665
15,730		Baxter International, Inc.	778,320
11,100	*	Biogen IDEC, Inc.	1,221,555
34,500		Covidien, PLC	1,552,845
58,400	*	Gilead Sciences, Inc.	2,390,312
27,000		Hill-Rom Holdings, Inc.	909,630
79,375		Johnson & Johnson	5,205,413
8,200		McKesson Corporation	638,862
40,100	*	Medco Health Solutions, Inc.	2,241,590
88,943		Merck & Company, Inc.	3,353,151
245,639		Pfizer, Inc.	5,315,628
34,953		Sanofi-Aventis (ADR)	1,277,183
68,943	*	Thermo Fisher Scientific, Inc.	3,100,367
37,800		UnitedHealth Group, Inc.	1,915,704
			34,708,225
		Industrials—16.0%
58,294		3M Company	4,764,369
58,895	*	Altra Holdings, Inc.	1,108,993
36,100	*	Armstrong World Industries, Inc.	1,583,707
30,800		Caterpillar, Inc.	2,790,480
34,537		Chicago Bridge & Iron Company NV – NY Shares	1,305,498
23,100	*	Esterline Technologies Corporation	1,292,907
29,700	*	Generac Holdings, Inc.	832,491
88,396		General Electric Company	1,583,172
39,235		Goodrich Corporation	4,853,370
61,040		Honeywell International, Inc.	3,317,524
52,153		IDEX Corporation	1,935,398
65,950		ITT Corporation	1,274,814
12,700		Lockheed Martin Corporation	1,027,430
48,119	*	Mobile Mini, Inc.	839,677
25,018		Northrop Grumman Corporation	1,463,053
31,000		Parker Hannifin Corporation	2,363,750
40,300		Raytheon Company	1,949,714
42,000		Snap-on, Inc.	2,126,040
129,700		TAL International Group, Inc.	3,734,063
55,300		Textainer Group Holdings, Ltd.	1,610,336
50,700	*	Thermon Group Holdings, Inc.	893,334

28

Shares		Security	Value
		Industrials (continued)
101,393		Tyco International, Ltd.	$ 4,736,067
48,400		United Technologies Corporation	3,537,556
20,700		Xylem, Inc.	531,783
			51,455,526
		Information Technology—18.9%
12,400	*	Apple, Inc.	5,022,000
15,000		Automatic Data Processing, Inc.	810,150
51,200		Avago Technologies, Ltd.	1,477,632
12,800	*	CACI International, Inc. – Class “A”	715,776
180,500		Cisco Systems, Inc.	3,263,440
11,900	*	Coherent, Inc.	622,013
46,700	*	eBay, Inc.	1,416,411
164,300	*	EMC Corporation	3,539,022
102,240		Hewlett-Packard Company	2,633,702
176,552		Intel Corporation	4,281,386
43,729		International Business Machines Corporation	8,040,889
65,800		Intersil Corporation – Class “A”	686,952
257,000		Microsoft Corporation	6,671,720
214,100	*	NCR Corporation	3,524,086
79,800		Oracle Corporation	2,046,870
77,855	*	Parametric Technology Corporation	1,421,632
81,988		QUALCOMM, Inc.	4,484,744
130,860	*	Symantec Corporation	2,047,959
70,400		TE Connectivity, Ltd.	2,169,024
163,400		Western Union Company	2,983,684
179,400	*	Yahoo!, Inc.	2,893,722
			60,752,814
		Materials—4.6%
21,533		Buckeye Technologies, Inc.	720,063
46,700		Celanese Corporation – Series “A”	2,067,409
21,700		DuPont (E.I.) de Nemours & Company	993,426
64,340		Freeport-McMoRan Copper & Gold, Inc.	2,367,069
78,900		Kronos Worldwide, Inc.	1,423,356
42,700		LyondellBasell Industries NV – Class “A”	1,387,323
11,600		Praxair, Inc.	1,240,040
68,320		RPM International, Inc.	1,677,256
85,464		Temple-Inland, Inc.	2,710,063
			14,586,005

29

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2011

Shares or
Principal
Amount	Security	Value
	Telecommunication Services—2.6%
125,783	AT&T, Inc.	$ 3,803,678
113,800	Verizon Communications, Inc.	4,565,656
		8,369,334
	Utilities—.4%
21,800	American Electric Power Company, Inc.	900,558
12,026	Atmos Energy Corporation	401,067
		1,301,625
Total Value of Common Stocks (cost $255,660,840)		316,368,101
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.2%
$3,895M	Federal Home Loan Bank, 0.02%, 3/7/12 (cost $3,894,857)	3,894,857
Total Value of Investments (cost $259,555,697)	99.8%	320,262,958
Other Assets, Less Liabilities	.2	542,407
Net Assets	100.0%	$320,805,365

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

30

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$316,368,101	$—	$—	$316,368,101
Short-Term U.S. Government
Agency Obligations	—	3,894,857	—	3,894,857
Total Investments in Securities*	$316,368,101	$3,894,857	$—	$320,262,958

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
December 31, 2011.

See notes to financial statements	31

Portfolio Manager’s Letter
HIGH YIELD FUND

Dear Investor:

This is the annual report for the First Investors Life High Yield Fund for the year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 5.7%, including dividends of 47.8 cents per share.

The U.S. high yield market started and ended the year strong, but was characterized by greater volatility this year as macro headlines had investors alternating between risk-off and risk-on sentiment. High-quality government bonds, like Treasuries, Bunds and Gilts, posted double digit returns and outperformed investment grade corporate bonds and high yield securities. Riskier government bonds suffered.

The main headlines that moved high yield markets were related to European periphery debt issues and the future of the Euro as well as concerns about the strength of the U.S. economic recovery. August was the most difficult month of the year for riskier assets, and one of the 10 worst months of the high yield market, as a result of S&P’s downgrade of U.S. government debt as well as unresolved issues in Europe.

Despite all this, high yield bonds proved exceptionally resilient. Higher quality, BB-rated bonds outperformed B-rated and CC-rated credits as investors favored quality. High yield new issuance was strong — the second best year on record as companies continued to refinance and extend maturities. Defaults remained low and came in under 2% for the year.

In this environment, the Fund generated strong positive performance and outperformed its benchmark, the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Index. The outperformance is largely a function of the Fund’s exposure to higher-quality BB-rated and B-rated credits that outperformed, particularly when market sentiment was “risk-off.” The Fund’s relative underweight of the poor performing banking and insurance sectors also bolstered relative performance. On an absolute basis, energy, our largest weighting, was the greatest contributor to performance, followed by cable/satellite TV and utilities. Each of these industries can perform well in a wide range of economic environments. Relative to the benchmark, we had the most positive impact from strong credit selection (and avoidance) in the homebuilders, banking and chemicals sectors.

Looking back on the year, high yield proved resilient in a volatile climate because the fundamentals of the asset class remain strong. Companies are sitting on record cash balances and have aggressively focused on deleveraging and righting their balance sheets. Many companies have been successful in pushing out their debt maturities. We believe the default outlook remains benign for the next two years and are forecasting a default rate of under 2% for both the United States and Europe for each

32

of 2012 and 2013. Nevertheless, high yield will not be immune to the macro headline news coming out of Europe. Despite this, high yield should continue to be one of the few sources of yield in an otherwise low-yield world.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

33

Fund Expenses (unaudited)
HIGH YIELD FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$1,014.22	$4.37
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.87	$4.38

*	Expenses are equal to the annualized expense ratio of .86%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

34

Cumulative Performance Information (unaudited)
HIGH YIELD FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series High Yield Fund and the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series High Yield Fund beginning 12/31/01 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

35

Portfolio of Investments
HIGH YIELD FUND
December 31, 2011

Principal
Amount	Security	Value
	CORPORATE BONDS—95.8%
	Automotive—4.4%
$775M	Chrysler Group, LLC/CG Co. – Issuer Inc., 8.25%, 2021 (a)	$ 709,125
425M	Cooper Tire & Rubber Co., 8%, 2019	437,750
300M	Cooper-Standard Automotive, Inc., 8.5%, 2018	315,375
525M	Exide Technologies, 8.625%, 2018	406,875
350M	Ford Motor Co., 6.625%, 2028	370,286
275M	Hertz Corp., 6.75%, 2019	277,063
475M	Jaguar Land Rover, PLC, 7.75%, 2018 (a)	454,813
300M	Oshkosh Corp., 8.5%, 2020	310,500
		3,281,787
	Building Materials—3.2%
525M	Associated Materials, LLC, 9.125%, 2017	460,688
	Building Materials Corp.:
475M	6.875%, 2018 (a)	501,125
575M	7.5%, 2020 (a)	623,875
325M	Griffon Corp., 7.125%, 2018	323,375
500M	Texas Industries, Inc., 9.25%, 2020	450,000
		2,359,063
	Capital Goods—.6%
375M	Belden CDT, Inc., 9.25%, 2019	402,188
	Chemicals—3.8%
400M	Ferro Corp., 7.875%, 2018	404,000
175M	Huntsman International, LLC, 8.625%, 2021	186,375
425M	Kinove German Bondco GmbH, 9.625%, 2018 (a)	405,875
275M	Lyondell Chemical Co., 11%, 2018	301,813
200M	LyondellBasell Industries NV, 6%, 2021 (a)	208,500
350M	Polymer Group, Inc., 7.75%, 2019 (a)	364,000
200M	PolyOne Corp., 7.375%, 2020	207,000
	Solutia, Inc.:
525M	8.75%, 2017	576,188
175M	7.875%, 2020	191,188
		2,844,939

36

Principal
Amount	Security	Value
	Consumer Non-Durables—1.4%
$450M	Easton-Bell Sports, Inc., 9.75%, 2016	$ 492,750
	Levi Strauss & Co.:
100M	8.875%, 2016	104,500
100M	7.625%, 2020	102,625
325M	Phillips Van-Heusen Corp., 7.375%, 2020	354,250
		1,054,125
	Energy—14.1%
225M	Antero Resources Finance Corp., 7.25%, 2019 (a)	231,750
	Basic Energy Services, Inc.:
75M	7.125%, 2016	75,562
225M	7.75%, 2019	227,812
400M	Berry Petroleum Co., 8.25%, 2016	418,000
275M	Chesapeake Energy Corp., 7.25%, 2018	305,250
	Concho Resources, Inc.:
325M	8.625%, 2017	356,687
175M	6.5%, 2022	183,750
	Consol Energy, Inc.:
225M	8%, 2017	247,500
525M	8.25%, 2020	582,750
	Copano Energy, LLC:
75M	7.75%, 2018	78,375
150M	7.125%, 2021	152,250
550M	Crosstex Energy, LP, 8.875%, 2018	603,625
275M	Denbury Resources, Inc., 8.25%, 2020	308,687
375M	El Paso Corp., 6.5%, 2020	407,248
200M	El Paso Pipeline Partners Operating Co., LLC, 5%, 2021	206,843
100M	Encore Acquisition Co., 9.5%, 2016	110,750
250M	Expro Finance Luxembourg SCA, 8.5%, 2016 (a)	221,250
	Ferrellgas Partners, LP:
475M	9.125%, 2017	498,750
240M	8.625%, 2020	233,400
550M	Forest Oil Corp., 7.25%, 2019	563,750
450M	Genesis Energy, LP, 7.875%, 2018	452,250
575M	Hilcorp Energy I, LP, 8%, 2020 (a)	618,125
	Inergy, LP:
325M	7%, 2018	331,500
92M	6.875%, 2021	92,920
300M	Kodiak Oil & Gas Corp., 8.125%, 2019 (a)	311,250
50M	Linn Energy, LLC, 6.5%, 2019 (a)	49,875
325M	Murray Energy Corp., 10.25%, 2015 (a)	324,188

37

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2011

Principal
Amount	Security	Value
	Energy (continued)
	Penn Virginia Corp.:
$150M	10.375%, 2016	$ 160,500
100M	7.25%, 2019	93,500
	Quicksilver Resources, Inc.:
125M	8.25%, 2015	130,000
300M	11.75%, 2016	342,000
300M	9.125%, 2019	319,500
325M	SandRidge Energy, Inc., 7.5%, 2021	324,188
225M	SESI, LLC, 6.375%, 2019	230,063
	SM Energy Co.:
75M	6.625%, 2019 (a)	78,375
200M	6.5%, 2021 (a)	207,000
200M	Western Refining, Inc., 11.25%, 2017 (a)	228,500
175M	WPX Energy, Inc., 6%, 2022 (a)	180,031
		10,487,754
	Financials—4.5%
	Ally Financial, Inc.:
125M	4.5%, 2014	120,937
500M	6.25%, 2017	484,175
600M	8%, 2020	616,500
100M	CNH Capital, LLC, 6.25%, 2016 (a)	103,500
	Ford Motor Credit Co., LLC:
100M	6.625%, 2017	108,984
600M	5.875%, 2021	626,470
100M	General Motors Financial Co., 6.75%, 2018 (a)	102,500
	International Lease Finance Corp.:
50M	5.875%, 2013	49,500
750M	8.625%, 2015	771,562
275M	8.75%, 2017	283,937
75M	8.25%, 2020	75,937
		3,344,002
	Food/Beverage/Tobacco—1.0%
	CF Industries, Inc.:
250M	6.875%, 2018	286,875
100M	7.125%, 2020	118,500
375M	JBS USA, LLC, 7.25%, 2021 (a)	351,563
		756,938

38

Principal
Amount	Security	Value
	Food/Drug—2.4%
$850M	McJunkin Red Man Corp., 9.5%, 2016	$ 867,000
475M	NBTY, Inc., 9%, 2018	524,875
175M	SUPERVALU, Inc., 7.5%, 2014	178,938
200M	Tops Holding Corp./Tops Markets, LLC, 10.125%, 2015	210,000
		1,780,813
	Forest Products/Containers—2.5%
325M	Clearwater Paper Corp., 7.125%, 2018	339,625
225M	Exopack Holding Corp., 10%, 2018 (a)	226,125
175M	JSG Funding, PLC (Smurfit Kappa Funding, PLC), 7.75%, 2015	175,875
100M	Mercer International, Inc., 9.5%, 2017	102,750
400M	Reynolds Group Escrow, LLC, 7.75%, 2016 (a)	423,000
225M	Reynolds Group Issuer, Inc., 9%, 2019 (a)	214,875
	Sealed Air Corp.:
200M	8.125%, 2019 (a)	220,000
125M	8.375%, 2021 (a)	138,750
		1,841,000
	Gaming/Leisure—1.2%
250M	Ameristar Casinos, Inc., 7.5%, 2021	258,750
325M	MCE Finance, Ltd., 10.25%, 2018	351,813
200M	National CineMedia, LLC, 7.875%, 2021	199,250
50M	Wynn Las Vegas, LLC, 7.75%, 2020	55,750
		865,563
	Health Care—6.2%
250M	AMERIGROUP Corp., 7.5%, 2019	258,750
600M	Aviv Healthcare Properties, LP, 7.75%, 2019	591,000
175M	Capella Healthcare, Inc., 9.25%, 2017	178,500
	Community Health Systems, Inc.:
256M	8.875%, 2015	264,960
125M	8%, 2019 (a)	126,562
350M	ConvaTec Healthcare, 10.5%, 2018 (a)	314,125
200M	DaVita, Inc., 6.375%, 2018	205,250
600M	Genesis Health Ventures, Inc., 9.75%, 2005 (b)(c)	375
	HCA Holdings, Inc.:
100M	6.375%, 2015	102,375
75M	8%, 2018	79,500
100M	6.5%, 2020	104,000
275M	7.75%, 2021	281,187
325M	7.5%, 2022	333,125

39

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2011

Principal
Amount	Security	Value
	Health Care (continued)
$150M	Health Management Associates, Inc., 7.375%, 2020 (a)	$ 156,375
	Healthsouth Corp.:
300M	7.25%, 2018	299,250
150M	7.75%, 2022	148,312
525M	IASIS Healthcare, LLC, 8.375%, 2019	460,687
175M	LVB Acquisition, Inc. (Biomet, Inc.), 10%, 2017	189,875
40M	Select Medical Corp., 7.625%, 2015	37,800
225M	Universal Hospital Services, Inc., 8.5%, 2015	228,375
250M	Vanguard Health Holding Co. II, LLC, 8%, 2018	249,375
		4,609,758
	Information Technology—2.6%
	Equinix, Inc.:
250M	8.125%, 2018	273,750
175M	7%, 2021	185,063
	Fidelity National Information Services, Inc.:
175M	7.625%, 2017	190,312
325M	7.875%, 2020	352,625
	Jabil Circuit, Inc.:
50M	7.75%, 2016	56,000
550M	8.25%, 2018	636,625
275M	MEMC Electronic Materials, Inc., 7.75%, 2019	200,063
		1,894,438
	Manufacturing—2.7%
200M	Amsted Industries, 8.125%, 2018 (a)	213,000
515M	Case New Holland, Inc., 7.875%, 2017	584,525
650M	Manitowoc Co., Inc., 8.5%, 2020	688,188
325M	Park-Ohio Industries, Inc., 8.125%, 2021	321,750
175M	Terex Corp., 10.875%, 2016	194,250
		2,001,713
	Media-Broadcasting—4.5%
375M	Allbritton Communication Co., 8%, 2018	374,062
	Belo Corp.:
575M	7.25%, 2027	495,937
100M	7.75%, 2027	87,250
575M	Cumulus Media, Inc., 7.75%, 2019 (a)	513,187
350M	Nexstar/Mission Broadcasting, Inc., 8.875%, 2017	360,500

40

Principal
Amount	Security	Value
	Media-Broadcasting (continued)
	Sinclair Television Group, Inc.:
$575M	9.25%, 2017 (a)	$ 629,625
100M	8.375%, 2018	103,750
700M	XM Satellite Radio, Inc., 7.625%, 2018 (a)	738,500
		3,302,811
	Media-Cable TV—6.5%
525M	Cablevision Systems Corp., 8.625%, 2017	584,062
	CCO Holdings, LLC:
375M	7%, 2019	392,812
175M	7.375%, 2020	185,500
350M	Cequel Communications Holdings I, Inc., 8.625%, 2017 (a)	372,750
	Clear Channel Worldwide:
350M	9.25%, 2017 Series “A”	378,000
525M	9.25%, 2017 Series “B”	569,625
100M	CSC Holdings, LLC, 6.75%, 2021 (a)	105,750
350M	DISH DBS Corp., 7.875%, 2019	397,250
200M	Echostar DBS Corp., 7.125%, 2016	216,500
475M	Quebecor Media, Inc., 7.75%, 2016	490,438
675M	UPC Germany GmbH, 8.125%, 2017 (a)	716,344
400M	UPC Holding BV, 9.875%, 2018 (a)	428,500
		4,837,531
	Media-Diversified—1.5%
450M	Entravision Communications Corp., 8.75%, 2017	443,250
475M	Lamar Media Corp., 7.875%, 2018	505,875
125M	NAI Entertainment Holdings, LLC, 8.25%, 2017 (a)	132,813
		1,081,938
	Metals/Mining—7.5%
450M	AK Steel Corp., 7.625%, 2020	425,250
	Arch Coal, Inc.:
325M	7.25%, 2020	333,937
125M	7.25%, 2021 (a)	129,062
	FMG Resources (August 2006) Property, Ltd.:
150M	7%, 2015 (a)	152,250
175M	6.375%, 2016 (a)	170,625
200M	6.875%, 2018 (a)	192,500
175M	JMC Steel Group, 8.25%, 2018 (a)	171,500
375M	Metals USA, Inc., 11.125%, 2015	391,406
650M	Novelis, Inc., 8.375%, 2017	693,875

41

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2011

Principal
Amount	Security	Value
	Metals/Mining (continued)
	Peabody Energy Corp.:
$325M	6%, 2018 (a)	$ 333,125
50M	6.5%, 2020	52,750
600M	6.25%, 2021 (a)	624,000
125M	Thompson Creek Metals Co., Inc., 7.375%, 2018	111,875
	United States Steel Corp.:
125M	7%, 2018	124,375
675M	7.375%, 2020	661,500
225M	Vedanta Resources, PLC, 9.5%, 2018 (a)	195,750
	Vulcan Materials Co.:
250M	6.5%, 2016	259,375
100M	6.4%, 2017	102,000
450M	7%, 2018	465,750
		5,590,905
	Real Estate Investment Trusts—1.0%
75M	CB Richard Ellis Service, 6.625%, 2020	77,250
	Developers Diversified Realty Corp.:
100M	9.625%, 2016	116,427
75M	7.875%, 2020	83,800
100M	Host Hotels & Resorts, LP, 6%, 2021 (a)	102,750
	Omega Healthcare Investors, Inc.:
200M	6.75%, 2022	202,000
125M	7.5%, 2020	133,750
		715,977
	Retail-General Merchandise—6.2%
125M	CKE Restaurants, Inc., 11.375%, 2018	136,875
600M	DineEquity, Inc., 9.5%, 2018	647,250
325M	J.C. Penney Corp., Inc., 7.95%, 2017	355,875
	Limited Brands, Inc.:
300M	8.5%, 2019	351,000
75M	6.625%, 2021	79,875
475M	Needle Merger Sub Corp., 8.125%, 2019 (a)	454,813
475M	NPC International, Inc., 10.5%, 2020 (a)	479,750
	QVC, Inc.:
350M	7.5%, 2019 (a)	377,125
50M	7.375%, 2020 (a)	53,625
200M	Sally Holdings, LLC/Sally Capital, Inc., 6.875%, 2019 (a)	210,000
550M	Toys R Us Property Co. I, Inc., 10.75%, 2017	604,313

42

Principal
Amount	Security	Value
	Retail-General Merchandise (continued)
$175M	Toys R Us Property Co. II, Inc., 8.5%, 2017	$ 182,000
350M	Wendy’s/Arby’s Restaurants, LLC., 10%, 2016	386,750
75M	Yankee Acquisition Corp., 8.5%, 2015	76,125
225M	YCC Holdings, LLC/Yankee Finance, Inc., 10.25%, 2016	198,000
		4,593,376
	Services—2.3%
275M	CoreLogic, Inc., 7.25%, 2021 (a)	264,687
125M	FTI Consulting, Inc., 6.75%, 2020	129,687
25M	Geo Group, Inc., 6.625%, 2021	25,250
	Iron Mountain, Inc.:
225M	7.75%, 2019	238,781
300M	8.375%, 2021	321,000
350M	PHH Corp., 9.25%, 2016	334,250
375M	Reliance Intermediate Holdings, LP, 9.5%, 2019 (a)	399,375
		1,713,030
	Telecommunications—8.0%
	Citizens Communications Co.:
750M	7.125%, 2019	735,000
100M	9%, 2031	91,750
400M	Clearwire Communications, LLC, 12%, 2015 (a)	385,000
	Frontier Communications Corp.:
275M	8.125%, 2018	278,437
200M	8.5%, 2020	205,750
300M	GCI, Inc., 8.625%, 2019	319,875
750M	Inmarsat Finance, PLC, 7.375%, 2017 (a)	787,500
	Intelsat Jackson Holdings, Ltd.:
175M	9.5%, 2016	183,312
150M	7.25%, 2019 (a)	152,625
400M	8.5%, 2019	425,000
50M	7.5%, 2021 (a)	50,687
100M	PAETEC Holding Corp., 9.875%, 2018	110,500
150M	Qwest Communications International, Inc., 7.125%, 2018	156,750
50M	Qwest Corp., 6.5%, 2017	54,875
	Sprint Capital Corp.:
525M	6.9%, 2019	434,438
475M	6.875%, 2028	341,406
200M	Virgin Media Finance, PLC, 9.5%, 2016	225,500
500M	Wind Acquisition Finance SA, 11.75%, 2017 (a)	450,000

43

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2011

Principal
Amount	Security	Value
	Telecommunications (continued)
	Windstream Corp.:
$225M	7.875%, 2017	$ 244,688
300M	7.75%, 2020	311,625
		5,944,718
	Transportation—1.8%
275M	Aguila 3 SA, 7.875%, 2018 (a)	268,125
650M	CHC Helicopter SA, 9.25%, 2020 (a)	588,250
	Navios Maritime Holdings:
250M	8.875%, 2017	239,375
375M	8.125%, 2019	281,250
		1,377,000
	Utilities—5.1%
	AES Corp.:
125M	9.75%, 2016	143,750
100M	8%, 2017	110,500
100M	7.375%, 2021 (a)	108,250
500M	Atlantic Power Corp., 9%, 2018 (a)	503,750
350M	Calpine Construction Finance Co., LP, 8%, 2016 (a)	379,750
75M	Calpine Corp., 7.5%, 2021 (a)	80,625
75M	DPL, Inc., 7.25%, 2021 (a)	81,188
500M	Energy Future Holdings Corp., 10%, 2020	527,500
203M	Indiantown Cogeneration Utilities, LP, 9.77%, 2020	210,182
400M	Intergen NV, 9%, 2017 (a)	423,000
	NRG Energy, Inc.:
625M	7.375%, 2017	650,000
275M	7.625%, 2019 (a)	270,875
298M	NSG Holdings, LLC, 7.75%, 2025 (a)	306,940
		3,796,310
	Wireless Communications—.8%
	MetroPCS Wireless, Inc.:
150M	7.875%, 2018	152,813
125M	6.625%, 2020	116,875
200M	Nextel Communications, Inc., 5.95%, 2014	194,000
150M	Sprint Nextel Corp., 6%, 2016	125,250
		588,938
Total Value of Corporate Bonds (cost $70,728,130)		71,066,615

44

Shares		Security		Value
		COMMON STOCKS—.0%
		Telecommunications
3	*	Viatel Holding (Bermuda), Ltd. (b)		$ —
5,970	*	World Access, Inc.		2
Total Value of Common Stocks (cost $97,360)				2
Total Value of Investments (cost $70,825,490)			95.8%	71,066,617
Other Assets, Less Liabilities			4.2	3,152,526
Net Assets			100.0%	$74,219,143

*	Non-income producing

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	Securities valued at fair value (see Note 1A).

(c)	In default as to principal and/or interest payment

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

45

Portfolio of Investments (continued)
HIGH YIELD FUND
December 31, 2011

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$71,006,240	$375	$71,006,615
Common Stocks	2	—	—	2
Total Investments in Securities*	$2	$71,006,240	$375	$71,006,617

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
December 31, 2011.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

	Investments	Investments
	in Corporate	in Common	Investments
	Bonds	Stocks	in Warrants	Total

Balance, December 31, 2010	$375	$—	$21	$396
Net sales**	—	—	(1,941)	(1,941)
Change in unrealized
appreciation**	—	—	753,562	753,562
Realized loss**	—	—	(751,642)	(751,642)
Transfer in and/or out
of Level 3	—	—	—	—
Balance, December 31, 2011	$375	$—	$—	$375

**	Includes conversion of corporate bonds to warrants which were subsequently sold.

The following is a summary of Level 3 inputs by industry:

Health Care	$375
Telecommunications	—
$375

46	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

This is the annual report for the First Investors Life International Fund for the year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 0.6%, including dividends of 36.2 cents per share.

The year 2011 is likely to be remembered for natural disasters, as well as policy gridlock and economic half-measures that failed to restore fiscal health. Early in the year, Japan’s economy was severely disrupted by an earthquake, tsunami and subsequent nuclear disaster. The country’s equity markets suffered double-digit losses for the year. While the European Union (“EU”) did not suffer a natural disaster, it made little economic progress. Charles De Gaulle once asked, “How can you govern a country which has 246 varieties of cheese?” A similar question could be asked of the EU’s conglomeration of sovereign powers.

Global markets were volatile as confidence in the ability of the EU to resolve its fiscal issues waxed and waned. Growth in many emerging economies was hindered by higher interest rates and wages, as well as currency volatility. Toward the end of 2011, however, China’s central bank appeared to refocus its priorities on stimulating economic growth rather than managing inflation.

What we consider to be strong stock selection in Switzerland and the United Kingdom, and out-of-index positions in Brazil helped portfolio performance during the reporting period. In Switzerland, Philip Morris International and Nestlé delivered strong absolute and relative returns. British American Tobacco, Imperial Tobacco and Diageo helped absolute and relative performance in the United Kingdom, as did Brazilian companies Redecard and Souza Cruz. The Fund’s out-of-index positions in India hurt performance during the period.

The top-performing sector during the period was consumer staples. The Fund had more exposure to consumer staples companies than did its benchmark, which helped performance. What we believe to be strong stock selection and limited exposure to the utilities and information technology sectors also helped performance during the period.

Uncertainty continues to underpin our outlook for the global economy. Confidence that governments in developed countries have the power or the will to resolve pressing fiscal issues has diminished. If upcoming policy decisions in the United States and the EU help restore confidence, then the global growth outlook may improve. If they do

47

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

not, then we may see continued economic weakness. The underlying structural issues driving global market volatility remain unchanged.

While we like the way our portfolio is positioned in these uncertain times, we caution investors to remember that volatility often results in periods of strong overperformance and underperformance. A great year may be followed by a weaker one. Macroeconomic concerns will heighten and diminish, causing the Fund to fluctuate as the market’s mood changes. As bottom-up investors, we will continue to focus on underlying growth drivers, profitability and earnings potential as we pursue our objective: outperformance over full-market cycles.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

48

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$935.68	$4.49
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.57	$4.69

*	Expenses are equal to the annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

49

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/01 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with the minimum possible dividend reinvestment (after taxes). The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

50

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2011

Shares		Security	Value
		COMMON STOCKS—98.8%
		United Kingdom—23.6%
37,874		Admiral Group, PLC	$ 501,486
152,079		British American Tobacco, PLC	7,221,543
64,908		Bunzl, PLC	891,721
115,763		Diageo, PLC	2,530,393
193,363		Domino’s Pizza UK & IRL, PLC	1,209,533
46,060		Fresnillo, PLC	1,093,054
24,900		GlaxoSmithKline, PLC	569,427
127,922		Imperial Tobacco Group, PLC	4,840,861
20,705		Reckitt Benckiser Group, PLC	1,023,248
62,445	*	Rolls-Royce Holdings, PLC	724,446
4,405,305	*	Rolls-Royce Holdings, PLC – “C” Shares (a)	6,846
59,635		SABMiller, PLC	2,100,561
349,029		Tesco, PLC	2,188,415
			24,901,534
		Brazil—11.6%
94,590		AES Tiete SA	1,363,131
94,575		CETIP SA – Balcao Organizado de Ativos e Derivativos	1,366,464
57,750		Companhia de Bebidas das Americas (ADR)	2,084,198
55,742		Companhia Energetica de Minas Gerais (ADR)	991,650
77,200		CPFL Energia SA	1,081,483
21,100		CPFL Energia SA (ADR)	595,231
40,238		Itau Unibanco Holding SA (ADR)	746,817
117,558		Redecard SA	1,839,709
179,785		Souza Cruz SA	2,208,216
			12,276,899
		India—10.5%
412,345		HDFC Bank, Ltd.	3,314,367
3,683		HDFC Bank, Ltd. (ADR)	96,789
298,218		Housing Development Finance Corporation, Ltd.	3,661,671
652,812		ITC, Ltd.	2,474,551
13,442		Nestle India, Ltd.	1,036,493
21,500		Tata Consultancy Services, Ltd.	469,899
			11,053,770

51

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2011

Shares		Security	Value
		Switzerland—7.6%
5,852		Kuehne & Nagel International AG	$ 660,235
202		Lindt & Spruengli AG	603,559
78,760		Nestle SA – Registered	4,548,219
39,300		Novartis AG – Registered	2,256,882
			8,068,895
		Netherlands—7.4%
24,047		Core Laboratories NV	2,740,156
45,631		Royal Dutch Shell, PLC – Class “A”	1,667,484
98,967		Unilever NV-CVA	3,413,541
			7,821,181
		United States—6.8%
91,807		Philip Morris International, Inc.	7,205,013
		France—5.9%
9,303		bioMerieux	667,114
18,447		Bureau Veritas SA	1,348,209
25,222		Essilor International SA	1,786,066
2,859		Hermes International	854,920
16,896		Pernod Ricard SA	1,571,752
			6,228,061
		Canada—5.4%
19,829		Canadian National Railway Company	1,559,252
46,042		Canadian Natural Resources, Ltd.	1,720,951
29,862		Goldcorp, Inc.	1,322,931
23,500	*	Valeant Pharmaceuticals International, Inc.	1,097,399
			5,700,533
		Australia—4.5%
147,642		Coca-Cola Amatil, Ltd.	1,742,182
30,992		Newcrest Mining, Ltd.	940,480
36,291		QBE Insurance Group, Ltd.	481,811
61,408		Woolworths, Ltd.	1,580,182
			4,744,655
		Denmark—3.3%
30,195		Novo Nordisk A/S – Series “B”	3,480,783

52

Shares		Security		Value
		Japan—3.1%
12,700		Daito Trust Construction Company, Ltd.		$ 1,089,420
23,500		Nitori Company, Ltd.		2,205,225
				3,294,645
		Belgium—2.4%
40,391		Anheuser-Busch InBev NV		2,480,361
		Ireland—2.3%
54,652		Covidien, PLC		2,459,887
		China—1.1%
10,209	*	Baidu.com, Inc. (ADR)		1,189,042
		Columbia—.9%
22,074		Ecopetrol SA (ADR)		982,734
		Singapore—.9%
160,500		Oversea-Chinese Banking Corporation, Ltd.		969,201
		Hong Kong—.7%
133,358		L’Occitane International SA		267,863
175,900		Wynn Macau, Ltd.		441,641
				709,504
		Mexico—.4%
164,960		Wal-Mart de Mexico SAB de CV		452,727
		Sweden—.4%
14,205		Indutrade AB		379,198
Total Value of Common Stocks (cost $78,138,712)			98.8%	104,398,623
Other Assets, Less Liabilities			1.2	1,267,834
Net Assets			100.0%	$105,666,457

*	Non-income producing

(a)	Security valued at fair value (see Note 1A).

Summary of Abbreviations:
ADR	American Depositary Receipts

53

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2		Level 3	Total
Common Stocks
Consumer Staples	$49,365,662	$2,208,216		$—	$51,573,878
Health Care	12,317,558	—		—	12,317,558
Financials	10,861,562	1,366,464		—	12,228,026
Energy	7,111,325	—		—	7,111,325
Industrials	5,563,061	—		6,846	5,569,907
Consumer Discretionary	4,711,319	—		—	4,711,319
Utilities	1,586,881	2,444,614		—	4,031,495
Information Technology	1,658,941	1,839,709		—	3,498,650
Materials	3,356,465	—		—	3,356,465
Total Investments in Securities*	$96,532,774	$7,859,003	**	$6,846	$104,398,623

*	The Portfolio of Investments provides information on the country categorization for the portfolio.

**	Includes certain foreign securities that were fair valued due to fluctuations in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $7,859,003 of investment securities were classified as Level 2 instead of Level 1.

54

The following is a reconciliation of Fund investments valued using Level 3 inputs for the period:

Investments
in Common
Stocks
Balance, December 31, 2010	$—
Net purchases (sales)	—
Change in unrealized
appreciation	6,846
Realized gain (loss)	—
Transfer in and/or out
of Level 3	—
Balance, December 31, 2011	$6,846

See notes to financial statements	55

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Life Investment Grade Fund for the year ended December 31, 2011. During the period the Fund’s return on a net asset value basis was 6.2%, including dividends of 52.2 cents per share.

The Fund invests in investment grade fixed-income securities. The majority of the Fund’s assets were in investment grade corporate bonds. The Fund also had as much as 6% of its assets in municipal bonds, 5% in mortgage-backed securities and 1% in high-yield corporate bonds. Interest rates moved lower (and bond prices rose) during the review period. The benchmark two-year U.S. Treasury note yield fell to an all-time low of 0.16%, ending the review period at 0.25%. The yield on the 10-year U.S. Treasury fell to 1.7% from 2.5%, the lowest level in over 50 years, closing the period at 1.9%. The decline in Treasury rates reflected slower-than-expected economic growth, the preference for safe investments due to the uncertainty in Europe and aggressive actions by the Federal Reserve (the “Fed”) to stimulate the economy.

The review period began with confidence in the increased financial strength of corporate issuers. However, over the next several months the positive tone was offset by certain systemic concerns. Weak economic data pointed toward an increased likelihood that the U.S. economy was moving toward recession. Concern about rising Eurozone deficits and debt levels led to multiple downgrades of European government debt and increased market scrutiny on sovereign risk. While the Fund did not have any direct exposure to European government debt, concerns about it had an impact on the Fund’s investment in U.S. corporate bonds due to the possibility that problems in Europe could result in a recession in the United States. By the end of the review period, European sovereign risk concerns continued to weigh on corporate bond spreads. Nonetheless, the corporate bond market had positive total returns for the review period due to the general decline in interest rates.

The Fund underperformed the Bank of America Merrill Lynch U.S. Corporate Master Index during the review period. The relative performance was predominantly the result of the Fund being underweight in corporate bonds with maturities greater than 10 years. Long maturity bonds had the highest returns during the review period, as falling 30-year U.S. Treasury yields reached all-time lows. This was somewhat offset by the Fund being underweight in corporate bonds in the banking sector, which had negative returns for the review period.

56

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

57

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$1,026.47	$3.58
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

58

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/01 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million. Bonds must be rated investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 6.07%, 5.38% and 5.17%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

59

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2011

Principal
Amount	Security	Value
	CORPORATE BONDS—91.1%
	Aerospace/Defense—.4%
$200M	BAE Systems Holdings, Inc., 4.95%, 2014 (a)	$ 211,475
	Agriculture—.8%
340M	Cargill, Inc., 6%, 2017 (a)	401,327
	Chemicals—2.0%
425M	Chevron Phillips Chemicals Co., LLC, 8.25%, 2019 (a)	538,821
400M	Dow Chemical Co., 4.25%, 2020	417,312
		956,133
	Consumer Durables—2.4%
400M	Black & Decker Corp., 5.75%, 2016	467,100
300M	Newell Rubbermaid, Inc., 6.75%, 2012	303,238
300M	Stanley Black & Decker, 5.2%, 2040	334,183
		1,104,521
	Energy—10.4%
400M	Canadian Oil Sands, Ltd., 7.75%, 2019 (a)	493,453
200M	DCP Midstream, LLC, 9.75%, 2019 (a)	261,074
500M	Enbridge Energy Partners, LP, 4.2%, 2021	523,183
449M	Maritime & Northeast Pipeline, LLC, 7.5%, 2014 (a)	478,608
400M	Nabors Industries, Inc., 6.15%, 2018	447,411
500M	Petrobras International Finance Co., 5.375%, 2021	527,801
400M	Reliance Holdings USA, Inc., 4.5%, 2020 (a)	364,084
400M	Spectra Energy Capital, LLC, 6.2%, 2018	454,168
489M	Suncor Energy, Inc., 6.85%, 2039	628,495
200M	Valero Energy Corp., 9.375%, 2019	256,823
400M	Weatherford International, Inc., 6.35%, 2017	447,396
		4,882,496
	Financial Services—11.9%
250M	Aflac, Inc., 8.5%, 2019	306,823
600M	American Express Co., 7%, 2018	725,988
400M	BlackRock, Inc., 5%, 2019	437,241
350M	CoBank, ACB, 7.875%, 2018 (a)	419,330
200M	Compass Bank, 6.4%, 2017	200,041
300M	ERAC USA Finance Co., 6.375%, 2017 (a)	347,092
400M	FUEL Trust, 4.207%, 2016 (a)	403,788

60

Principal
Amount	Security	Value
	Financial Services (continued)
	General Electric Capital Corp.:
$400M	5.625%, 2017	$ 443,254
300M	5.5%, 2020	330,627
400M	Glencore Funding, LLC, 6%, 2014 (a)	413,387
	Harley-Davidson Funding Corp.:
400M	5.75%, 2014 (a)	432,126
210M	6.8%, 2018 (a)	245,746
400M	Protective Life Corp., 7.375%, 2019	444,557
400M	Prudential Financial Corp., 4.75%, 2015	422,716
		5,572,716
	Financials—16.2%
	Bank of America Corp.:
200M	5.65%, 2018	190,799
200M	5%, 2021	182,498
300M	Barclays Bank, PLC, 5.125%, 2020	308,670
300M	Bear Stearns Cos., Inc., 7.25%, 2018	352,146
	Citigroup, Inc.:
650M	6.375%, 2014	682,597
600M	6.125%, 2017	641,130
	Goldman Sachs Group, Inc.:
600M	6.15%, 2018	620,052
400M	6.75%, 2037	373,294
600M	JPMorgan Chase & Co., 6%, 2018	670,263
	Merrill Lynch & Co., Inc.:
400M	5%, 2015	385,602
400M	6.4%, 2017	387,772
	Morgan Stanley:
600M	5.95%, 2017	572,346
500M	6.625%, 2018	494,344
600M	SunTrust Banks, Inc., 6%, 2017	660,035
500M	UBS AG, 5.875%, 2017	521,177
	Wells Fargo & Co.:
300M	5.625%, 2017	342,296
200M	4.6%, 2021	219,753
		7,604,774
	Food/Beverage/Tobacco—7.5%
400M	Altria Group, Inc., 9.7%, 2018	538,882
500M	Anheuser-Busch InBev Worldwide, Inc., 5.375%, 2020	587,379
300M	Bottling Group, LLC, 5.125%, 2019	350,524

61

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2011

Principal
Amount	Security	Value
	Food/Beverage/Tobacco (continued)
$200M	Bunge Limited Finance Corp., 5.35%, 2014	$ 209,883
400M	Corn Products International, Inc., 4.625%, 2020	426,133
400M	Dr. Pepper Snapple Group, Inc., 6.82%, 2018	499,221
400M	Lorillard Tobacco Co., 6.875%, 2020	447,694
400M	Philip Morris International, Inc., 5.65%, 2018	473,775
		3,533,491
	Forest Products/Container—.8%
300M	International Paper Co., 9.375%, 2019	390,386
	Health Care—2.5%
300M	Aristotle Holding, Inc., 4.75%, 2021 (a)	311,042
400M	Biogen IDEC, Inc., 6.875%, 2018	484,090
200M	Novartis, 5.125%, 2019	235,407
100M	Roche Holdings, Inc., 6%, 2019 (a)	121,723
		1,152,262
	Information Technology—6.0%
300M	Cisco Systems, Inc., 4.95%, 2019	348,301
300M	Computer Sciences Corp., 6.5%, 2018	294,075
300M	Dell, Inc., 5.875%, 2019	352,840
400M	Harris Corp., 4.4%, 2020	408,964
800M	Motorola, Inc., 6%, 2017	897,813
	Pitney Bowes, Inc.:
100M	5%, 2015	105,852
400M	5.75%, 2017	429,777
		2,837,622
	Manufacturing—3.5%
300M	General Electric Co., 5.25%, 2017	344,773
500M	Ingersoll-Rand Global Holdings Co., 6.875%, 2018	606,469
300M	Johnson Controls, Inc., 5%, 2020	334,269
300M	Tyco Electronics Group SA, 6.55%, 2017	346,981
		1,632,492

62

Principal
Amount	Security	Value
	Media-Broadcasting—4.6%
$400M	British Sky Broadcasting Group, PLC, 9.5%, 2018 (a)	$ 518,368
	Comcast Corp.:
400M	5.15%, 2020	455,662
300M	6.95%, 2037	382,975
400M	DirecTV Holdings, LLC, 7.625%, 2016	424,893
300M	Time Warner Cable, Inc., 6.75%, 2018	356,794
		2,138,692
	Media-Diversified—.9%
	McGraw-Hill Cos., Inc.:
200M	5.9%, 2017	217,903
200M	6.55%, 2037	213,272
		431,175
	Metals/Mining—5.6%
400M	Alcoa, Inc., 6.15%, 2020	416,284
500M	ArcelorMittal, 6.125%, 2018	494,426
400M	Newmont Mining Corp., 5.125%, 2019	443,782
260M	Rio Tinto Finance USA, Ltd., 6.5%, 2018	313,808
400M	Vale Overseas, Ltd., 5.625%, 2019	442,640
500M	Xstrata Canada Financial Corp., 4.95%, 2021 (a)	511,806
		2,622,746
	Real Estate Investment Trusts—5.7%
500M	Boston Properties, LP, 5.875%, 2019	563,972
300M	Digital Realty Trust, LP, 5.25%, 2021	301,105
500M	HCP, Inc., 5.375%, 2021	525,135
400M	ProLogis, LP, 6.625%, 2018	434,982
400M	Simon Property Group, LP, 5.75%, 2015	447,903
400M	Ventas Realty, LP, 4.75%, 2021	386,780
		2,659,877
	Retail-General Merchandise—1.7%
300M	GAP, Inc., 5.95%, 2021	286,640
400M	Home Depot, Inc., 5.875%, 2036	503,756
		790,396
	Telecommunications—.8%
309M	GTE Corp., 6.84%, 2018	370,610

63

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2011

Principal
Amount	Security	Value
	Transportation—1.8%
$300M	Con-way, Inc., 7.25%, 2018	$ 338,454
459M	GATX Corp., 8.75%, 2014	521,169
		859,623
	Utilities—5.0%
300M	E. ON International Finance BV, 5.8%, 2018 (a)	343,542
300M	Electricite de France SA, 6.5%, 2019 (a)	339,856
400M	Exelon Generation Co., LLC, 6.2%, 2017	459,905
	Great River Energy Co.:
137M	5.829%, 2017 (a)	155,666
300M	4.478%, 2030 (a)	325,647
400M	Ohio Power Co., 5.375%, 2021	459,726
200M	Sempra Energy, 9.8%, 2019	270,478
		2,354,820
	Waste Management—.6%
265M	Republic Services, Inc., 3.8%, 2018	274,886
Total Value of Corporate Bonds (cost $39,877,485)		42,782,520
	MUNICIPAL BONDS—5.5%
100M	Columbia SC Wtrwks & Swr. Sys. Rev., 5%, 2016	116,828
300M	Hawaii St. GO, 5%, 2020	376,863
300M	Met Govt Nashville & Davidson Cnty. TN Elec. Rev., 5%, 2019	373,305
145M	Missouri St. GO, 5%, 2017	178,592
190M	North Carolina St. GO, 5%, 2017	229,623
500M	Ohio St. GO, 5%, 2020	626,620
300M	Pennsylvania St. GO, 5%, 2019	376,446
250M	University of Connecticut, 5%, 2020	314,040
Total Value of Municipal Bonds (cost $2,494,886)		2,592,317
Total Value of Investments (cost $42,372,371)	96.6%	45,374,837
Other Assets, Less Liabilities	3.4	1,576,903
Net Assets	100.0%	$46,951,740

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Summary of Abbreviations:
GO	General Obligation

64

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$42,782,520	$—	$42,782,520
Municipal Bonds	—	2,592,317	—	2,592,317
Total Investments in Securities*	$—	$45,374,837	$—	$45,374,837

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
December 31, 2011.

See notes to financial statements	65

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

This is the annual report for the First Investors Life Select Growth Fund for the year ended December 31, 2011. During the period the Fund’s return on a net asset value basis was 5.3%, including dividends of 1.3 cents per share.

The Fund’s solid performance continued to build on the outperformance that began in the latter part of last year. As the U.S. economy continued to expand, companies continued to deliver positive earnings growth. With the Fund favoring stocks that are projected to deliver better earnings than the market expects, performance was well ahead of the 2.2% return of the Russell 3000 Growth Index.

The Fund’s overall performance relative to the benchmark’s return was largely due to significant outperformance during the first six months of the review period, with the stocks slightly down during the market correction and subsequent recovery over the last six months. Stock selection generated all of the Fund’s outperformance relative to the benchmark, while allocation decisions detracted slightly from performance. In particular, an overweight in the financials sector was detrimental, as it was one of the poorer performers in the benchmark. Running somewhat underweight in consumer staples, the benchmark’s second best performer with a return of 15%, was negative for the Fund.

From a sector perspective, the consumer discretionary and information technology sectors generated most of the Fund’s positive performance. These sectors, being sensitive to economic growth, were some of the driving contributors to a positive return in the benchmark. In the consumer discretionary sector, the positions in Ross Stores, Chipotle Mexican Grill and Home Depot produced significant positive performance as consumer spending reached a new high during the year. The stocks returned 52%, 48% and 30%, respectively, for the Fund. In the information technology sector, the Fund’s holdings in IBM and Apple proved important as both stocks rose more than 25% during the year. Also, positions in TIBCO Software and Motorola Solutions were beneficial in generating outperformance.

On the negative side, the industrials and health care sectors proved challenging during the review period. In industrials, ManpowerGroup and Parker Hannifin were underachievers as both stocks were down more than 25% for the Fund. ManpowerGroup, a temporary staffing and employment services company, felt the effects of the challenges in the European economy through its significant presence in central Europe.

66

Parker Hannifin, a provider of filtering and fluid control systems, saw its stock drop as concerns over the health of the global economy increased over the year. In the health care sector, the Fund held Express Scripts, a provider of pharmacy benefit management services. Despite the company’s proposed merger with Medco, a similar company, investors became concerned over some contract disputes the company faced with a few large customers. These concerns led to a sell-off in the stock, which was down 27% for the Fund during the year.

We are pleased that the market recognized the strong business performance of the companies the Fund held during this year. We continue to believe our focus on high-quality companies with strong earnings expectations is the key to generating excess return over the long term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

67

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$929.67	$4.38
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

*	Expenses are equal to the annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

68

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/01 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

69

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2011

Shares		Security	Value
		COMMON STOCKS—94.4%
		Consumer Discretionary—14.6%
10,080	*	Bed Bath & Beyond, Inc.	$ 584,338
10,095		Home Depot, Inc.	424,394
9,380		Mattel, Inc.	260,389
810	*	Priceline.com, Inc.	378,845
13,480		Ross Stores, Inc.	640,704
2,700		V. F. Corporation	342,873
			2,631,543
		Consumer Staples—10.2%
15,530		Coca-Cola Enterprises, Inc.	400,363
21,000	*	Constellation Brands, Inc. – Class “A”	434,070
7,300		Corn Products International, Inc.	383,907
8,950		Whole Foods Market, Inc.	622,741
			1,841,081
		Energy—9.1%
4,080		Chevron Corporation	434,112
3,520		ExxonMobil Corporation	298,355
5,320		Helmerich & Payne, Inc.	310,475
3,790		Noble Energy, Inc.	357,738
2,510		Occidental Petroleum Corporation	235,187
			1,635,867
		Financials—7.1%
8,850		American Express Company	417,455
4,950		Capital One Financial Corporation	209,336
15,390		East West Bancorp, Inc.	303,953
2,900	*	IntercontinentalExchange, Inc.	349,595
			1,280,339
		Health Care—15.1%
6,600		Aetna, Inc.	278,454
5,200	*	Celgene Corporation	351,520
6,180		Cooper Companies, Inc.	435,814
10,020		DENTSPLY International, Inc.	350,600

70

Shares		Security		Value
		Health Care (continued)
12,890	*	Endo Pharmaceuticals Holdings, Inc.		$ 445,092
5,170		McKesson Corporation		402,795
7,780	*	Watson Pharmaceuticals, Inc.		469,445
				2,733,720
		Industrials—8.3%
10,100		AMETEK, Inc.		425,210
2,200		Precision Castparts Corporation		362,538
5,800		Rockwell Automation, Inc.		425,546
5,390		Ryder System, Inc.		286,425
				1,499,719
		Information Technology—23.8%
7,340	*	ANSYS, Inc.		420,435
2,060	*	Apple, Inc.		834,300
8,710	*	Check Point Software Technologies, Ltd.		457,623
9,200		Global Payments, Inc.		435,896
3,280		International Business Machines Corporation		603,126
7,780		Motorola Solutions, Inc.		360,136
15,800	*	Nuance Communications, Inc.		397,528
16,040	*	TIBCO Software, Inc.		383,516
4,970	*	VMware, Inc. – Class “A”		413,454
				4,306,014
		Materials—4.3%
3,300		CF Industries Holdings, Inc.		478,434
3,600		PPG Industries, Inc.		300,564
				778,998
		Utilities—1.9%
7,720		Exelon Corporation		334,816
Total Value of Common Stocks (cost $14,297,771)			94.4%	17,042,097
Other Assets, Less Liabilities			5.6	1,013,758
Net Assets			100.0%	$18,055,855

*	Non-income producing

71

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2011

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$17,042,097	$—	$—	$17,042,097

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
December 31, 2011.

72	See notes to financial statements

Portfolio Manager’s Letter
TARGET MATURITY 2015 FUND

Dear Investor:

This is the annual report for the First Investors Life Target Maturity 2015 Fund for the year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 7.1%, including dividends of 61.7 cents per share and capital gains of 21.8 cents per share.

The Fund’s investment objective is to seek a predictable compounded return — consistent with preservation of capital — for the investors who hold the Fund’s shares until maturity. To meet this objective, the Fund is fully invested in high-quality zero coupon bonds that are due to mature on or around the Fund’s maturity date. These bonds are very sensitive to changes in interest rates.

The primary factor affecting the performance of the Fund was the decrease in U.S. Treasury interest rates during the year. Five-year benchmark U.S. Treasury note interest rates fell 117 basis points (1.17%) in 2011. Falling interest rates caused the price of the Fund’s holdings to increase during the review period.

The Fund underperformed its benchmark, the Citigroup Treasury/Government Sponsored Index. The Fund’s duration — a measurement of interest rate risk — was less than that of the Index. As a result, the Fund did not benefit as much as its benchmark from the decline in interest rates.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

73

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$1,039.62	$3.70
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.58	$3.67

*	Expenses are equal to the annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

74

Cumulative Performance Information (unaudited)
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund beginning 12/31/01 with a theoretical investment in the Citigroup Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11. During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 6.98%, 7.25% and 7.54%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

75

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2011

Principal		Effective
Amount	Security	Yield	†	Value
	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—57.1%
	Agency For International Development – Israel:
$ 698M	9/15/2015	0.88%		$ 675,668
2,784M	11/15/2015	0.92		2,687,167
	Fannie Mae:
243M	8/12/2015	0.95		234,837
600M	9/23/2015	1.01		577,943
3,033M	11/15/2015	1.04		2,913,448
650M	Federal Judiciary Office Building, 2/15/2015	1.30		624,144
	Freddie Mac:
550M	3/15/2015	1.00		532,709
930M	9/15/2015	1.16		891,056
830M	9/15/2015	1.16		795,223
210M	Government Trust Certificate – Turkey Trust, 5/15/2015	1.35		200,703
200M	International Bank for Reconstruction &
	Development, 2/15/2015	0.91		194,382
2,982M	Resolution Funding Corporation, 10/15/2015	0.84		2,888,300
2,000M	Tennessee Valley Authority, 11/1/2015	1.25		1,906,558
Total Value of U.S. Government Agency Zero
Coupon Obligations (cost $12,795,004)				15,122,138
	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—42.7%
11,545M	U.S. Treasury Strips, 11/15/2015 (cost $9,321,182)	0.51		11,319,030
Total Value of Investments (cost $22,116,186)	99.8%			26,441,168
Other Assets, Less Liabilities	.2			50,577
Net Assets	100.0%			$26,491,745

†	The effective yields shown for the zero coupon obligations are the effective yields at
December 31, 2011.

76

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Zero
Coupon Obligations	$—	$15,122,138	$—	$15,122,138
U.S. Government Zero Coupon
Obligations	—	11,319,030	—	11,319,030
Total Investments in Securities	$—	$26,441,168	$—	$26,441,168

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended December 31, 2011.

See notes to financial statements	77

Portfolio Manager’s Letter
VALUE FUND

Dear Investor:

This is the annual report for the First Investors Life Value Fund for the year ended December 31, 2011. During the period, the Fund’s return on a net asset value basis was 1.5%, including dividends of 31 cents per share.

In the beginning of the review period, the markets reflected a positive bias, building on encouraging economic data and strong corporate earnings. Through April 2011, the S&P 500 Index had risen nearly 20% and had recovered much of the ground lost during the 2008 financial crisis.

By the late spring of 2011, however, macroeconomic issues in Europe began heating up again, as Greece faltered, and would likely default on its sovereign debt without a rescue from its European Union neighbors. From that point forward, equity markets became highly correlated to the flow of largely negative headline news coming out of Europe. The stress on that marketplace began to spread, as European financial institutions had enormous exposure, and could not bear the potential financial losses without significant capital infusions. Economic growth, in turn, began to slow, affecting both the United States and the rest of the world.

The markets corrected during May and June, but began to rally once again as second quarter earnings reports looked strong. Hopes were dashed during July however, as the U.S. debt ceiling negotiations put the federal government on the brink of insolvency and a credit ratings downgrade that followed eroded any remaining confidence. Fears of another financial meltdown resurfaced. Volatility soared, and any investments that were perceived as risky were sold without prejudice.

The markets rallied more than 20% from the October lows. The S&P 500 Index ended the period roughly flat for the year but up 2% when reinvested dividends are included. While economic data has shown slight improvements in the United States, Europe remains the biggest question mark heading into the new year.

The Fund’s return for the year compared to the S&P 500 Index reflects the fact that value stocks generally lagged both the broad market and growth stocks during the reporting period. In addition, the Fund’s multi-cap strategy worked against it when compared with the benchmark index. During the year, small-cap stocks did not keep up with large-cap stocks. The Fund holds more small-cap stocks than does the S&P 500 Index.

Among sectors, the Fund’s performance was most negative among financial stocks, although negative returns were also generated in the materials, information technology and industrials sectors.

78

Hewlett Packard, a major technology company, was the single biggest detractor from the Fund’s performance. Strategic missteps by Hewlett Packard’s CEO ultimately cost him his job. Avon Products, a direct marketer of beauty products, was a poor performer, as was electronics retailer Best Buy. Among our holdings in financials, JPMorgan Chase and Morgan Stanley were the biggest laggards.

Sectors that generated positive investment results included utilities, telecommunications services, energy, consumer staples, and health care. Top contributors to the Fund over the course of the year included National Semiconductor, which agreed to be acquired at a hefty premium, cigarette maker Philip Morris and Pfizer, the global pharmaceutical company.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

79

Fund Expenses (unaudited)
VALUE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 2 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/11)	(12/31/11)	(7/1/11–12/31/11)*
Expense Examples
Actual	$1,000.00	$967.09	$4.41
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the annualized expense ratio of .89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2011, and are based on the total value of investments.

80

Cumulative Performance Information (unaudited)
VALUE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Value Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Value Fund beginning 12/31/01 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/11.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

81

Portfolio of Investments
VALUE FUND
December 31, 2011

Shares	Security	Value
	COMMON STOCKS—93.3%
	Consumer Discretionary—10.6%
12,900	American Eagle Outfitters, Inc.	$ 197,241
4,900	American Greetings Corporation – Class “A”	61,299
18,200	Best Buy Company, Inc.	425,334
9,900	Carnival Corporation	323,136
19,600	Comcast Corporation – Special Shares “A”	461,776
9,000	Genuine Parts Company	550,800
12,200	Home Depot, Inc.	512,888
15,200	International Game Technology	261,440
14,900	J.C. Penney Company, Inc.	523,735
31,500	Lowe’s Companies, Inc.	799,470
4,400	McDonald’s Corporation	441,452
26,000	Newell Rubbermaid, Inc.	419,900
8,100	Omnicom Group, Inc.	361,098
10,600	Target Corporation	542,932
3,000	Tiffany & Company	198,780
12,466	Time Warner, Inc.	450,521
20,600	Walt Disney Company	772,500
		7,304,302
	Consumer Staples—13.9%
11,900	Archer-Daniels-Midland Company	340,340
19,700	Avon Products, Inc.	344,159
6,800	Beam, Inc.	348,364
13,100	Coca-Cola Company	916,607
12,800	ConAgra Foods, Inc.	337,920
16,300	CVS Caremark Corporation	664,714
4,100	Diageo, PLC (ADR)	358,422
7,400	H.J. Heinz Company	399,896
11,500	Kimberly-Clark Corporation	845,940
27,100	Kraft Foods, Inc. – Class “A”	1,012,456
6,250	Kroger Company	151,375
15,746	PepsiCo, Inc.	1,044,747
12,200	Philip Morris International, Inc.	957,456
7,600	Procter & Gamble Company	506,996
4,450	Safeway, Inc.	93,628
11,600	Walgreen Company	383,496
15,200	Wal-Mart Stores, Inc.	908,352
		9,614,868

82

Shares	Security	Value
	Energy—12.3%
12,050	Chevron Corporation	$ 1,282,120
15,100	ConocoPhillips	1,100,337
8,400	Devon Energy Corporation	520,800
5,650	Ensco, PLC (ADR)	265,098
15,600	ExxonMobil Corporation	1,322,256
8,900	Hess Corporation	505,520
24,900	Marathon Oil Corporation	728,823
10,800	Marathon Petroleum Corporation	359,532
4,500	National Oilwell Varco, Inc.	305,955
6,600	Occidental Petroleum Corporation	618,420
14,200	Royal Dutch Shell, PLC – Class “A” (ADR)	1,037,878
9,600	Tidewater, Inc.	473,280
		8,520,019
	Financials—10.8%
7,100	ACE, Ltd.	497,852
8,700	Ameriprise Financial, Inc.	431,868
17,000	Berkshire Hills Bancorp, Inc.	377,230
7,922	Chubb Corporation	548,361
7,900	First Potomac Realty Trust (REIT)	103,095
28,400	FirstMerit Corporation	429,692
6,400	IBERIABANK Corporation	315,520
15,000	Invesco, Ltd.	301,350
22,200	JPMorgan Chase & Company	738,150
12,800	Kemper Corporation	373,888
6,500	M&T Bank Corporation	496,210
12,400	MetLife, Inc.	386,632
28,800	People’s United Financial, Inc.	370,080
7,100	PNC Financial Services Group, Inc.	409,457
17,500	Protective Life Corporation	394,800
6,200	Travelers Companies, Inc.	366,854
26,000	Wells Fargo & Company	716,560
24,500	Westfield Financial, Inc.	180,320
		7,437,919
	Health Care—10.6%
22,100	Abbott Laboratories	1,242,683
9,400	Baxter International, Inc.	465,112
4,500	Becton, Dickinson & Company	336,240
11,400	Covidien, PLC	513,114
8,900	GlaxoSmithKline, PLC (ADR)	406,107

83

Portfolio of Investments (continued)
VALUE FUND
December 31, 2011

Shares		Security	Value
		Health Care (continued)
18,600		Johnson & Johnson	$ 1,219,788
29,270		Merck & Company, Inc.	1,103,479
13,000		Novartis AG (ADR)	743,210
51,800		Pfizer, Inc.	1,120,952
3,300		Quest Diagnostics, Inc.	191,598
			7,342,283
		Industrials—12.3%
7,400		3M Company	604,802
6,400	*	Armstrong World Industries, Inc.	280,768
14,500		Avery Dennison Corporation	415,860
6,000		Curtiss-Wright Corporation	211,980
8,600		Dover Corporation	499,230
7,600		Dun & Bradstreet Corporation	568,708
7,500		Emerson Electric Company	349,425
8,000		Equifax, Inc.	309,920
5,000		General Dynamics Corporation	332,050
33,400		General Electric Company	598,194
10,100		Honeywell International, Inc.	548,935
5,800		Illinois Tool Works, Inc.	270,918
16,850		ITT Corporation	325,710
19,000		Koninklijke Philips Electronics NV – NY Shares	398,050
11,800		TAL International Group, Inc.	339,722
7,800		Textainer Group Holdings, Ltd.	227,136
8,000		Triumph Group, Inc.	467,600
8,925		Tyco International, Ltd.	416,887
7,600		United Parcel Service, Inc. – Class “B”	556,244
5,700		United Technologies Corporation	416,613
13,900		Xylem, Inc.	357,091
			8,495,843
		Information Technology—9.9%
14,400		Automatic Data Processing, Inc.	777,744
47,000		Cisco Systems, Inc.	849,760
25,400		Hewlett-Packard Company	654,304
23,300		Intel Corporation	565,025
29,100		Intersil Corporation – Class “A”	303,804
7,300		Maxim Integrated Products, Inc.	190,092
43,250		Microsoft Corporation	1,122,770
16,950		Molex, Inc.	404,427

84

Shares		Security	Value
		Information Technology (continued)
5,200		QUALCOMM, Inc.	$ 284,440
18,350		TE Connectivity, Ltd.	565,364
10,600		Texas Instruments, Inc.	308,566
24,100		Western Union Company	440,066
20,000	*	Yahoo!, Inc.	322,600
			6,788,962
		Materials—4.3%
16,600		Bemis Company, Inc.	499,328
4,400		Compass Minerals International, Inc.	302,940
11,600		Dow Chemical Company	333,616
13,790		DuPont (E.I.) de Nemours & Company	631,306
4,750		Freeport-McMoRan Copper & Gold, Inc.	174,753
24,400		Glatfelter	344,528
3,600		Kronos Worldwide, Inc.	64,944
7,000		LyondellBasell Industries NV – Class “A”	227,430
11,100		Sonoco Products Company	365,856
			2,944,701
		Telecommunication Services—4.3%
43,010		AT&T, Inc.	1,300,622
10,180		CenturyLink, Inc.	378,696
9,900		Telephone & Data Systems, Inc. – Special Shares	235,719
26,500		Verizon Communications, Inc.	1,063,180
			2,978,217
		Utilities—4.3%
12,900		American Electric Power Company, Inc.	532,899
16,300		MDU Resources Group, Inc.	349,798
8,400		NextEra Energy, Inc.	511,392
21,000		NiSource, Inc.	500,010
16,900		Portland General Electric Company	427,401
6,900		Southwest Gas Corporation	293,181
12,600		Vectren Corporation	380,898
			2,995,579
Total Value of Common Stocks (cost $55,727,049)			64,422,693

85

Portfolio of Investments (continued)
VALUE FUND
December 31, 2011

Shares or
Principal
Amount	Security	Value
	PREFERRED STOCKS—.4%
9,500	AT&T, Inc., 6.375%, 2056 (cost $237,359)	$ 254,125
	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—1.5%
$1,000M	U.S. Treasury Bills, (0.025%), 1/5/12 (cost $1,000,003)	1,000,003
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.5%
1,000M	Freddie Mac, 0.02%, 3/12/12 (cost $999,961)	999,961
Total Value of Investments (cost $57,964,372)	96.7%	66,676,782
Other Assets, Less Liabilities	3.3	2,348,438
Net Assets	100.0%	$69,025,220

*	Non-income producing

Summary of Abbreviations:
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

86

Accounting Standards Codification (“ASC”) 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$64,422,693	$—	$—	$64,422,693
Preferred Stocks	254,125	—	—	254,125
Short-Term U.S. Government
Obligations	—	1,000,003	—	1,000,003
Short-Term U.S. Government
Agency Obligations	—	999,961	—	999,961
Total Investments in Securities*	$64,676,818	$1,999,964	$—	$66,676,782

*	The Portfolio of Investments provides information on the industry categorization for the portfolio.

There were no transfers into or from Level 1 and Level 2 by the Fund during the period ended
December 31, 2011.

See notes to financial statements	87

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

	CASH			GROWTH &
	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Assets
Investments in securities:
At identified cost	$11,914,188	$127,132,138	$26,967,932	$259,555,697	$70,825,490

At value (Note 1A)	11,914,188	149,260,754	28,111,222	320,262,958	71,066,617
Cash	474,499	1,105,131	248,878	787,005	1,875,364
Receivables:
Investment securities sold	—	—	—	771,582	—
Interest and dividends	118	212,952	133,586	409,355	1,269,185
Trust shares sold	105,451	23,524	81,944	27,489	164,508
Other assets	561	8,547	1,777	19,042	4,614

Total Assets	12,494,817	150,610,908	28,577,407	322,277,431	74,380,288

Liabilities
Payables:
Investment securities purchased	—	—	—	589,563	—
Trust shares redeemed	60,411	217,916	499	630,113	95,839
Accrued advisory fees	—	95,598	14,327	202,195	46,551
Accrued expenses	10,888	20,793	12,350	50,195	18,755

Total Liabilities	71,299	334,307	27,176	1,472,066	161,145

Net Assets	$12,423,518	$150,276,601	$28,550,231	$320,805,365	$74,219,143

Net Assets Consist of:
Capital paid in	$12,423,518	$111,851,921	$27,003,592	$287,986,060	$93,121,856
Undistributed net investment income	—	932,437	863,187	4,893,280	4,885,090
Accumulated net realized gain (loss) on investments	—	15,363,627	(459,838)	(32,781,236)	(24,028,930)
Net unrealized appreciation in value of investments	—	22,128,616	1,143,290	60,707,261	241,127

Total	$12,423,518	$150,276,601	$28,550,231	$320,805,365	$74,219,143

Shares of beneficial interest outstanding (Note 2)	12,423,518	4,704,505	2,711,867	11,232,427	11,566,524

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$1.00	$31.94	$10.53	$28.56	$6.42

88	See notes to financial statements	89

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

		INVESTMENT	SELECT	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2015	VALUE
Assets
Investments in securities:
At identified cost	$78,138,712	$42,372,371	$14,297,771	$22,116,186	$57,964,372

At value (Note 1A)	104,398,623	45,374,837	17,042,097	26,441,168	66,676,782

Cash	1,301,134	748,348	1,002,373	57,515	1,721,966
Receivables:
Investment securities sold	—	—	—	—	1,899,548
Interest and dividends	247,238	551,526	5,977	—	145,097
Trust shares sold	—	317,431	92,644	17,992	25,529
Other assets	6,940	2,808	776	1,790	4,257

Total Assets	105,953,935	46,994,950	18,143,867	26,518,465	70,473,179

Liabilities
Payables:
Investment securities purchased	—	—	—	—	1,215,478
Trust shares redeemed	190,060	5,925	66,186	993	170,888
Accrued advisory fees	67,067	23,429	11,265	13,464	43,401
Accrued expenses	30,351	13,856	10,561	12,263	18,192

Total Liabilities	287,478	43,210	88,012	26,720	1,447,959

Net Assets	$105,666,457	$46,951,740	$18,055,855	$26,491,745	$69,025,220

Net Assets Consist of:
Capital paid in	$109,686,937	$46,139,638	$18,564,377	$20,869,577	$62,825,430
Undistributed net investment income	1,731,352	1,731,388	11,990	1,049,153	1,353,421
Accumulated net realized gain (loss) on investments
and foreign currency transactions	(32,009,388)	(3,921,752)	(3,264,838)	248,033	(3,866,041)
Net unrealized appreciation in value of
investments and foreign currency transactions	26,257,556	3,002,466	2,744,326	4,324,982	8,712,410

Total	$105,666,457	$46,951,740	$18,055,855	$26,491,745	$69,025,220

Shares of beneficial interest outstanding (Note 2)	6,426,973	4,322,050	2,134,392	1,627,818	4,605,248

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$16.44	$10.86	$8.46	$16.27	$14.99

90	See notes to financial statements	91

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2011

	CASH			GROWTH &
	MANAGEMENT	DISCOVERY	GOVERNMENT	INCOME	HIGH YIELD
Investment Income
Income:
Interest	$13,788	$37	$965,854	$39	$5,486,744
Dividends	—	2,171,691	—	4,985,266 (a)	—
Dividends from affiliate (Note 3)	—	7,715	—	750	523

Total income	13,788	2,179,443	965,854	4,986,055	5,487,267

Expenses (Notes 1 and 4):
Advisory fees	81,431	1,154,595	206,208	1,614,140	544,444
Professional fees	14,880	32,623	30,383	42,850	21,589
Custodian fees and expenses	5,154	10,959	10,303	8,907	15,592
Reports and notices to shareholders	3,259	18,231	4,432	25,480	11,032
Registration fees	131	1,112	131	131	131
Trustees’ fees	536	7,561	1,344	10,450	3,538
Other expenses	2,715	22,996	12,215	33,065	41,887

Total expenses	108,106	1,248,077	265,016	1,735,023	638,213
Less: Expenses waived	(94,128)	—	(41,242)	—	—
Expenses paid indirectly	(190)	(1,084)	(123)	(1,517)	(326)

Net expenses	13,788	1,246,993	223,651	1,733,506	637,887

Net investment income	—	932,450	742,203	3,252,549	4,849,380

Realized and Unrealized Gain (Loss) on Investments
(Note 3):
Net realized gain (loss) on investments	—	16,714,011	187,200	(1,087,059)	1,754,843

Net unrealized appreciation (depreciation) of investments	—	(14,223,874)	523,119	2,777,781	(2,638,654)

Net gain (loss) on investments	—	2,490,137	710,319	1,690,722	(883,811)
Net Increase in Net Assets Resulting
from Operations	$—	$3,422,587	$1,452,522	$4,943,271	$3,965,569

(a) Net of $38,400 foreign taxes withheld

92	See notes to financial statements	93

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2011

		INVESTMENT	SELECT	TARGET
	INTERNATIONAL	GRADE	GROWTH	MATURITY 2015	VALUE
Investment Income
Income:
Interest	$623	$2,176,909	$—	$1,243,435	$2
Dividends	3,503,904 (b)	—	156,956	—	1,956,270 (c)
Dividends from affiliate (Note 3)	342	289	—	—	1,150

Total income	3,504,869	2,177,198	156,956	1,243,435	1,957,422

Expenses (Notes 1 and 4):
Advisory fees	816,235	334,512	120,797	203,477	523,869
Professional fees	36,178	15,403	11,647	13,330	43,746
Custodian fees and expenses	133,935	8,682	2,704	2,927	5,153
Reports and notices to shareholders	13,921	6,979	3,302	4,386	9,970
Registration fees	131	131	1,331	1,361	131
Trustees’ fees	5,337	2,164	771	1,336	3,442
Other expenses	41,735	15,918	4,513	8,267	18,183

Total expenses	1,047,472	383,789	145,065	235,084	604,494
Less: Expenses waived	—	(66,903)	—	(40,696)	—
Expenses paid indirectly	(766)	(199)	(113)	(121)	(492)

Net expenses	1,046,706	316,687	144,952	194,267	604,002

Net investment income	2,458,163	1,860,511	12,004	1,049,168	1,353,420

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	1,965,507	460,960	1,073,811	261,798	1,526,763
Foreign currency transactions	(1,630,993)	—	—	—	—

Net realized gain on investments and foreign
currency transactions	334,514	460,960	1,073,811	261,798	1,526,763
Net unrealized appreciation (depreciation) of:
Investments	(3,010,237)	393,923	(363,301)	550,646	(1,786,349)
Foreign currency transactions	889,371	—	—	—	—

Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(2,120,866)	393,923	(363,301)	550,646	(1,786,349)
Net gain (loss) on investments and foreign
currency transactions	(1,786,352)	854,883	710,510	812,444	(259,586)

Net Increase in Net Assets Resulting
from Operations	$671,811	$2,715,394	$722,514	$1,861,612	$1,093,834

(b) Net of $271,771 foreign taxes withheld
(c) Net of $14,740 foreign taxes withheld

94	See notes to financial statements	95

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	CASH MANAGEMENT		DISCOVERY		GOVERNMENT		GROWTH & INCOME
Year Ended December 31	2011	2010	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$932,450	$777,225	$742,203	$839,439	$3,252,549	$3,610,508
Net realized gain (loss) on investments	—	—	16,714,011	12,465,705	187,200	258,494	(1,087,059)	(4,294,539)
Net unrealized appreciation (depreciation)
of investments	—	—	(14,223,874)	19,044,427	523,119	135,067	2,777,781	29,726,354

Net increase in net assets resulting
from operations	—	—	3,422,587	32,287,357	1,452,522	1,233,000	4,943,271	29,042,323

Dividends to Shareholders
Net investment income	—	—	(777,234)	(1,116,657)	(941,760)	(1,061,623)	(3,610,453)	(2,050,814)

Trust Share Transactions *
Proceeds from shares sold	19,090,967	10,508,677	3,766,864	2,310,619	3,093,518	4,159,375	4,407,456	3,788,063
Value of shares issued for acquisition**	—	—	—	—	—	—	117,568,238	—
Reinvestment of dividends	—	—	777,234	1,116,657	941,760	1,061,623	3,610,453	2,050,814
Cost of shares redeemed	(19,006,323)	(9,080,933)	(8,807,286)	(9,336,535)	(3,715,216)	(3,681,458)	(13,413,938)	(12,930,165)

Net increase (decrease) from trust share transactions	84,644	1,427,744	(4,263,188)	(5,909,259)	320,062	1,539,540	112,172,209	(7,091,288)

Net increase (decrease) in net assets	84,644	1,427,744	(1,617,835)	25,261,441	830,824	1,710,917	113,505,027	19,900,221

Net Assets
Beginning of year	12,338,874	10,911,130	151,894,436	126,632,995	27,719,407	26,008,490	207,300,338	187,400,117

End of year †	$12,423,518	$12,338,874	$150,276,601	$151,894,436	$28,550,231	$27,719,407	$320,805,365	$207,300,338

†Includes undistributed net investment income of	$—	$—	$932,437	$777,221	$863,187	$941,746	$4,893,280	$3,610,430

*Trust Shares Issued and Redeemed
Sold	19,090,967	10,508,677	117,185	85,919	299,693	404,081	154,857	148,800
Issued for acquisition**	—	—	—	—	—	—	4,117,061	—
Issued for dividends reinvested	—	—	23,326	44,400	94,082	105,740	122,264	84,084
Redeemed	(19,006,323)	(9,080,933)	(274,625)	(352,295)	(360,711)	(357,487)	(468,691)	(514,577)

Net increase (decrease) in trust shares outstanding	84,644	1,427,744	(134,114)	(221,976)	33,064	152,334	3,925,491	(281,693)

** See Note 13

96	See notes to financial statements	97

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	HIGH YIELD		INTERNATIONAL		INVESTMENT GRADE		SELECT GROWTH
Year Ended December 31	2011	2010	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$4,849,380	$5,054,098	$2,458,163	$2,186,108	$1,860,511	$1,903,757	$12,004	$22,827
Net realized gain (loss) on investments and foreign
currency transactions	1,754,843	916,983	334,514	(64,097)	460,960	1,585,170	1,073,811	503,659
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	(2,638,654)	2,687,951	(2,120,866)	10,943,740	393,923	104,952	(363,301)	1,823,595

Net increase in net assets resulting
from operations	3,965,569	8,659,032	671,811	13,065,751	2,715,394	3,593,879	722,514	2,350,081

Dividends to Shareholders
Net investment income	(5,160,095)	(5,168,287)	(2,350,061)	—	(2,081,740)	(1,995,057)	(22,822)	(20,097)

Trust Share Transactions *
Proceeds from shares sold	4,622,171	2,458,561	3,039,700	2,221,935	5,741,661	4,542,717	4,173,308	1,795,150
Reinvestment of dividends	5,160,095	5,168,287	2,350,061	—	2,081,740	1,995,057	22,822	20,097
Cost of shares redeemed	(5,024,156)	(6,379,151)	(6,592,964)	(7,574,668)	(4,328,690)	(4,320,083)	(713,416)	(715,099)

Net increase (decrease) from trust share transactions	4,758,110	1,247,697	(1,203,203)	(5,352,733)	3,494,711	2,217,691	3,482,714	1,100,148

Net increase (decrease) in net assets	3,563,584	4,738,442	(2,881,453)	7,713,018	4,128,365	3,816,513	4,182,406	3,430,132

Net Assets
Beginning of year	70,655,559	65,917,117	108,547,910	100,834,892	42,823,375	39,006,862	13,873,449	10,443,317

End of year †	$74,219,143	$70,655,559	$105,666,457	$108,547,910	$46,951,740	$42,823,375	$18,055,855	$13,873,449

†Includes undistributed net investment income of	$4,885,090	$5,082,372	$1,731,352	$3,254,243	$1,731,388	$1,820,798	$11,990	$22,808

*Trust Shares Issued and Redeemed
Sold	727,521	393,361	181,946	145,824	537,386	429,611	492,470	255,872
Issued for dividends reinvested	822,982	889,550	144,619	—	201,329	198,513	2,660	3,036
Redeemed	(793,138)	(1,029,775)	(398,041)	(495,382)	(405,249)	(409,825)	(84,770)	(102,987)

Net increase (decrease) in trust shares outstanding	757,365	253,136	(71,476)	(349,558)	333,466	218,299	410,360	155,921

98	See notes to financial statements	99

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	TARGET MATURITY 2015		VALUE
Year Ended December 31	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,049,168	$ 1,064,164	$ 1,353,420	$1,450,280
Net realized gain on investments	261,798	375,640	1,526,763	2,968,227
Net unrealized appreciation (depreciation)
of investments	550,646	795,110	(1,786,349)	4,538,379
Net increase in net assets resulting
from operations	1,861,612	2,234,914	1,093,834	8,956,886
Distributions to Shareholders
Net investment income	(1,064,158)	(1,102,367)	(1,450,240)	(1,385,162)
Net realized gains	(375,599)	(130,516)	—	—

Total distributions	(1,439,757)	(1,232,883)	(1,450,240	(1,385,162)

Trust Share Transactions*
Proceeds from shares sold	1,139,303	2,702,248	3,050,864	2,912,201
Reinvestment of distributions	1,439,757	1,232,883	1,450,240	1,385,162
Cost of shares redeemed	(4,478,784)	(4,459,020)	(6,072,655)	(6,733,297)

Net decrease from trust share transactions	(1,899,724)	(523,889)	(1,571,551)	(2,435,934)

Net increase (decrease) in net assets	(1,477,869)	478,142	(1,927,957)	5,135,790

Net Assets
Beginning of year	27,969,614	27,491,472	70,953,177	65,817,387

End of year †	$26,491,745	$27,969,614	$69,025,220	$70,953,177

†Includes undistributed net investment income of	$1,049,153	$1,064,143	$1,353,421	$1,450,241

*Trust Shares Issued and Redeemed
Sold	71,562	166,796	206,479	211,998
Issued for distributions reinvested	94,659	81,218	93,685	105,176
Redeemed	(283,849)	(281,934)	(407,406)	(495,982)

Net decrease in trust shares outstanding	(117,628)	(33,920)	(107,242)	(178,808)

100	See notes to financial statements	101

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Cash Management Fund, Discovery Fund, Government Fund, Growth & Income Fund, High Yield Fund, International Fund, Investment Grade Fund, Select Growth Fund, Target Maturity 2015 Fund and Value Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of December 31, 2011 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Discovery Fund seeks long-term growth of capital.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

High Yield Fund seeks high current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Select Growth Fund seeks long-term growth of capital.

Target Maturity 2015 Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Value Fund seeks total return.

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities. Securities may also be priced by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating,

102

market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If First Investors Management Company, Inc.’s (“FIMCO”) Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. At December 31, 2011, the High Yield Fund held two securities that were fair valued by FIMCO’s Valuation Committee with an aggregate value of $375 representing 0% of the Fund’s net assets and the International Fund held one security that was fair valued by FIMCO’s Valuation Committee with a value of $6,846 representing 0% of the Fund’s net assets.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed, U.S. Government and U.S. Government Agency securities are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by FIMCO’s Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of valuation inputs.

The aggregate value by input level, as of December 31, 2011, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2011, capital loss carryovers were as follows:

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			Year Capital Loss Carryovers Expire						Not Subject to Expiration

Fund	Total	2012	2013	2014	2015	2016	2017	2018	Long Term	Short Term
Government	$459,838	$51,149	$193,688	$177,059	$37,942	$—	$—	$—	$—	$—
Growth & Income*	31,209,333	—	—	—	—	17,193,974	8,039,673	4,263,574	1,712,112	—
High Yield**	24,027,430	1,392,331	1,059,640	1,944,836	433,726	3,694,844	15,502,053	—	—	—
International	31,082,999	—	—	—	—	21,661,017	8,389,229	1,032,753	—	—
Investment Grade	3,921,752	—	—	—	—	2,776,651	1,145,101	—	—	—
Select Growth	3,264,318	—	—	—	—	1,761,788	1,502,530	—	—	—
Value	3,858,818	—	—	—	—	2,727,225	1,131,593	—	—	—

*Due to a tax free reorganization on December 9, 2011 with the Blue Chip Fund that was approved by the Life Series Funds’ Board of Trustees, the Fund will have available for utilization $6,014,525 in capital loss carryovers that have or will become available at $348,274 for the taxable year 2011, $4,178,964 for taxable year 2012 and $1,487,287 for taxable year 2013. These capital loss carryovers will expire as follows: $3,493,173 in 2016 and $2,521,352 in 2017 (see Note 13).

**Due to a tax free reorganization on November 16, 2007 with the Special Bond Fund that was approved by the Life Series Funds’ Board of Trustees, the Fund will have available for utilization $1,028,885 in capital loss carryovers that will become available at $601,552 for the taxable year 2012 and $427,333 for taxable year 2013. These capital loss carryovers will expire as follows: $212,617 in 2012, $153,634 in 2013, and $662,634 in 2014.

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this fiscal year and beyond retain their character short-term or long-term, have no expiration date and are utilized prior to capital losses carryovers prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008–2010, or expected to be taken in the Funds’ 2011 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations—The accounting records of the International Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

The International Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of short-term capital gains.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds and the Funds segregate assets for these transactions on the first business day following the date the securities are purchased. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond premiums and discounts

106

are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. For the year ended December 31, 2011, The Bank of New York Mellon, custodian for the Cash Management, Government, High Yield, Investment Grade and Target Maturity 2015 Funds, has provided credits in the amount of $3 against custodian charges based on the uninvested cash balances of the Funds. Brown Brothers Harriman & Co. serves as custodian for the Discovery, Growth & Income, International, Select Growth and Value Funds. The Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2011, the Funds’ expenses were reduced by $4,928 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts sold by First Investors Life Insurance Company.

3. Security Transactions—For the year ended December 31, 2011, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, foreign currencies and short-term securities), were as follows:

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Discovery	$85,300,934	$89,629,170	$—	$—
Government	6,777,472	6,959,969	2,538,614	2,069,850
Growth & Income	55,473,052	59,932,485	—	—
High Yield	48,715,215	44,414,970	—	—
International	34,341,672	37,272,207	—	—
Investment Grade	14,912,246	12,785,590	—	—
Select Growth	12,358,549	9,694,962	—	—
Target Maturity 2015	—	3,501,675	—	—
Value	22,070,778	25,821,736	—	—

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Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

At December 31, 2011, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

		Gross	Gross	Net
	Aggregate	Unrealized	Unrealized	Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Discovery	$127,611,667	$25,883,323	$ 4,234,236	$21,649,087
Government	26,967,932	1,150,772	7,482	1,143,290
Growth & Income	261,127,600	72,662,138	13,526,780	59,135,358
High Yield	71,040,810	2,330,801	2,304,994	25,807
International	79,065,101	27,494,179	2,160,657	25,333,522
Investment Grade	42,749,791	3,045,383	420,337	2,625,046
Select Growth	14,298,291	2,925,386	181,580	2,743,806
Target Maturity 2015	22,129,952	4,311,216	—	4,311,216
Value	57,971,595	11,171,417	2,466,230	8,705,187

Certain of the Funds invested in First Investors Cash Reserve Fund (“Cash Reserve Fund”), an affiliated unregistered money market fund managed by FIMCO, which ceased operations on July 29, 2011. During the period January 1, 2011 through July 29, 2011, purchases, sales and dividend income earned by the Funds that invested in the Cash Reserve Fund were as follows:

	Value at	Purchases	Sales	Value at	Dividend
Fund	12/31/10	Shares/Cost	Shares/Cost	7/29/11	Income
Discovery	$9,070,000	$32,350,000	$41,420,000	$ —	$7,715
Growth & Income	275,000	15,030,000	15,305,000	—	750
High Yield	1,330,000	8,975,000	10,305,000	—	523
International	950,000	9,650,000	10,600,000	—	342
Investment Grade	1,615,000	2,425,000	4,040,000	—	289
Value	2,015,000	3,765,000	5,780,000	—	1,150

4. Advisory Fee and Other Transactions With Affiliates—Certain officers and trustees of the Trust are officers and trustees of its investment adviser, FIMCO and/or its transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act are remunerated by the Funds. For the year ended December 31, 2011, total trustee fees accrued by the Funds amounted to $36,479.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion.

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For the year ended December 31, 2011, FIMCO has voluntarily waived 20% of the .75% annual fee on the first $250 million of average daily net assets of the Government, Investment Grade and Target Maturity 2015 Funds. During the year ended December 31, 2011, FIMCO has voluntarily waived $42,799 in advisory fees to limit the Cash Management Fund’s over all expense ratio to .60%. Also, FIMCO has voluntarily waived an additional $38,632 in advisory fees and assumed $12,697 of other Fund expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2011, total advisory fees accrued to FIMCO were $5,599,708 of which $230,272 was voluntarily waived by FIMCO as noted above.

Paradigm Capital Management, Inc. serves as investment subadviser to the Discovery Fund, Muzinich & Co., Inc. serves as investment subadviser to the High Yield Fund, Vontobel Asset Management, Inc. serves as investment subadviser to the International Fund, and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2011, the Government Fund held one 144A security with a value of $573,900 representing 2.0% of the Fund’s net assets, the High Yield Fund held sixty-eight 144A securities with an aggregate value of $21,093,003 representing 28.4% of the Fund’s net assets and the Investment Grade Fund held twenty-one 144A securities with an aggregate value of $7,637,961 representing 16.3% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At December 31, 2011, the Cash Management Fund held eight Section 4(2) securities with an aggregate value of $3,195,623 representing 25.7% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Forward Currency Contracts—Forward currency contracts are obligations to purchase or sell a specific currency for an agreed-upon price at a future date. When the International Fund purchases or sells foreign securities the Fund may enter into a forward currency contract to attempt to manage exposure to foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Forward currency contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains or losses are reflected in the Fund’s assets.

109

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

The International Fund had no forward currency contracts outstanding at December 31, 2011.

7. Foreign Exchange Contracts—The International Fund may enter into foreign exchange contracts for the purchase or sale of foreign currencies at negotiated rates at future dates. These contracts are considered derivative instruments and are used to decrease exposure to foreign exchange risk associated with foreign currency denominated securities held by the Fund. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Foreign exchange contracts are “marked-to-market” daily at the applicable translation rate and the resulting unrealized gains and losses are reflected in the Fund’s assets.

The International Fund had no foreign exchange contracts open at December 31, 2011.

The effect of International Fund’s derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Realized Loss
for as hedging instruments	on Foreign Currency
under ASC 815	Transactions
Foreign currency transactions:	$(1,502,024)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not accounted	Net Unrealized
for as hedging instruments	Appreciation on Foreign
under ASC 815	Currency Transactions
Foreign currency transactions:	$904,214

8. High Yield Credit Risk—The investments of High Yield in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

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9. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2011 and 2010 were as follows:

	Distributions			Distributions
	Declared in 2011			Declared in 2010

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total

Discovery	$777,234	$—	$ 777,234	$1,116,657	$—	$1,116,657
Government	941,760	—	941,760	1,061,623	—	1,061,623
Growth & Income	3,610,453	—	3,610,453	2,050,814	—	2,050,814
High Yield	5,160,095	—	5,160,095	5,168,287	—	5,168,287
International	2,350,061	—	2,350,061	—	—	—
Investment Grade	2,081,740	—	2,081,740	1,995,057	—	1,995,057
Select Growth	22,822	—	22,822	20,097	—	20,097
Target Maturity 2015	1,064,158	375,599	1,439,757	1,102,367	130,516	1,232,883
Value	1,450,240	—	1,450,240	1,385,162	—	1,385,162

As of December 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Accumulated			Distributable
	Ordinary	Capital	Capital Loss	Unrealized	Earnings
Fund	Income	Gains	Carryover	Appreciation	(Deficit)

Discovery	$ 4,679,536	$12,096,057	$ —	$21,649,087	$ 38,424,680
Government	863,187	—	(459,838)	1,143,290	1,546,639
Growth & Income	4,893,280	—	(31,209,333)	59,135,358	32,819,305
High Yield	5,098,910	—	(24,027,430)	25,807	(18,902,713)
International	1,731,352	—	(31,082,999)	25,331,167	(4,020,480)
Investment Grade	2,108,808	—	(3,921,752)	2,625,046	812,102
Select Growth	11,990	—	(3,264,318)	2,743,806	(508,522)
Target Maturity 2015	1,049,153	261,799	—	4,311,216	5,622,168
Value	1,353,421	—	(3,858,818)	8,705,187	6,199,790

Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions and amortization of bond premiums.

111

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

For the year ended December 31, 2011, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of foreign currency transactions, paydowns on securities, bond premium amortization and expiration of capital loss carryovers.

			Accumulated
	Capital	Undistributed	Capital
Fund	Paid In	Ordinary Income	Gains (Losses)
Government	$(36,382)	$120,998	$(84,616)
Growth & Income	(1,256,254)	—	1,256,254
High Yield	(3,696,414)	113,433	3,582,981
International	—	(1,630,993)	1,630,993
Investment Grade	—	131,819	(131,819)

10. New Accounting Pronouncements—In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and International Accounting Standards Board. The amendments are to be applied prospectively. The amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

11. Subsequent Events—Subsequent events occurring after December 31, 2011 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

112

12. Foresters Transaction—On September 21, 2010, First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, entered into an agreement with The Independent Order of Foresters (“Foresters”) pursuant to which FICC would be acquired by Foresters (the “Transaction”). The Transaction was completed on January 19, 2011, after the parties obtained the required regulatory and shareholder approvals. FICC, FIMCO, First Investors Corporation, the principal underwriter of the First Investors Funds and ADM, the transfer agent for the First Investors Funds are now subsidiaries of Foresters. Foresters is a fraternal benefit society with financial services operations in Canada, the United States and the United Kingdom.

13. Reorganization of Blue Chip Fund into Growth & Income Fund—On December 9, 2011, the Growth & Income Fund acquired all of the net assets of the Blue Chip Fund in connection with a tax-free reorganization that was approved by the Life Series Funds’ Board of Trustees. The Growth & Income Fund issued 4,117,061 shares to the Blue Chip Fund in connection with the reorganization. In return, it received net assets of $117,568,238 from the Blue Chip Fund (which included $30,313,013 of unrealized appreciation and $9,290,761 of accumulated net realized losses). The Growth & Income Fund’s shares were issued at their current net asset values as of the date of the reorganization. The aggregate net assets of the Growth & Income Fund and Blue Chip Fund immediately before the acquisition were $323,102,548 consisting of, with respect to Growth & Income Fund, $205,534,310 and, with respect to Blue Chip Fund, $117,568,238.

14. Litigation—The Blue Chip and Value Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Value Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding by the Committee has been stayed since it was filed (other than for limited discovery and service of the complaint) and the Committee has sought a further extension of

113

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2011

the stay until March 19, 2012. In addition, on June 2, 2011, the Blue Chip and Value Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. Also on June 2, 2011, the Blue Chip and Value Funds were named as defendants in a lawsuit brought in connection with the Tribune LBO by certain former employees of Tribune (the “Employee Plaintiffs”) in the Supreme Court of the State of New York. (Both of these suits have been removed to the United States District Court for the Southern District of New York and consolidated with other substantially similar suits against other former Tribune shareholders; all of those lawsuits have been stayed until further order of the court.) The Bondholder and Employee Plaintiffs also seek to recover payments of the proceeds of the LBO. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Value Fund received proceeds of $376,754 in connection with the LBO, representing 0.55% of its net assets as of December 31, 2011. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.09% of the net assets of Growth & Income Fund as of December 31, 2011. The Value and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

114

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115

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year	Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions )	Credits	(a)	Income	Expenses	Income (Loss )	Rate

CASH MANAGEMENT FUND
2007	$ 1.00	$.045	—	$ .045	$ .045	—	$ .045	$ 1.00	4.62%	$ 15.72		%(b)	4.49%	1.04%	4.14%	N/A
2008	1.00	.020	—	.020	.020	—	.020	1.00	2.03	13.71		(b)	2.02	.96	1.77	N/A
2009	1.00	.002	—	.002	.002	—	.002	1.00	.17	11.56		(b)	.18	.98	(.24)	N/A
2010	1.00	—	—	—	—	—	—	1.00	.00	12.23		(b)	.00	1.04	(.81)	N/A
2011	1.00	—	—	—	—	—	—	1.00	.00	12.13		(b)	.00	.99	(.86)	N/A

DISCOVERY FUND
2007	$31.55	$ .11	$ 1.86	$ 1.97	$ .06	$2.66	$2.72	$30.80	6.62%	$161.82%			.35%	N/A	N/A	55%
2008	30.80	.30	(10.11)	(9.81)	.11	1.44	1.55	19.44	(33.25)	101.83			1.15	N/A	N/A	52
2009	19.44	.22	5.63	5.85	.27	—	.27	25.02	30.77	127.84			1.03	N/A	N/A	66
2010	25.02	.16	6.43	6.59	.22	—	.22	31.39	26.57	152.83			.59	N/A	N/A	64
2011	31.39	.20	.51	.71	.16	—	.16	31.94	2.24	150.81			.61	N/A	N/A	59

GOVERNMENT FUND
2007	$ 9.96	$ .48	$ .15	$ .63	$ .52	—	$ .52	$10.07	6.55%	$ 21.80%			4.94%	.95%	4.75%	24%
2008	10.07	.44	.24	.68	.45	—	.45	10.30	6.93	24.79			4.56	.94	4.41	39
2009	10.30	.42	—	.42	.43	—	.43	10.29	4.28	26.80			3.87	.95	3.72	51
2010	10.29	.32	.16	.48	.42	—	.42	10.35	4.82	28.78			3.11	.93	2.96	54
2011	10.35	.28	.26	.54	.36	—	.36	10.53	5.41	29.81			2.70	.96	2.55	33

GROWTH & INCOME FUND
2007	$38.36	$ .41	$ .25	$ .66	$ .20	$5.43	$5.63	$33.39	1.98%	$258.81%			1.14%	N/A	N/A	38%
2008	33.39	.40	(11.38)	(10.98)	.41	2.24	2.65	19.76	(35.22)	155.83			1.48	N/A	N/A	28
2009	19.76	.27	5.06	5.33	.40	—	.40	24.69	28.05	187.84			1.27	N/A	N/A	25
2010	24.69	.50	3.45	3.95	.27	—	.27	28.37	16.19	207.82			1.91	N/A	N/A	27
2011	28.37	.44	.25	.69	.50	—	.50	28.56	2.37	321.81			1.51	N/A	N/A	26

116	117

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
						Less Distributions										Ratio to Average Net
			Investment Operations			from							Ratio to Average Net			Assets Before Expenses
	Net Asset			Net Realized					Net Asset				Assets**			Waived or Assumed
	Value,		Net	and Unrealized	Total from	Net	Net		Value,		Net Assets		Expenses		Net		Net	Portfolio
	Beginning		Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year		Before Fee		Investment		Investment	Turnover
	of Year		Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions	)	Credits	(a)	Income (Loss )	Expenses	Income	Rate

HIGH YIELD FUND
2007	$ 8.14		$.57	$ (.47)	$ .10	$ .63	—	$.63	$ 7.61	1.06%	$ 79.86%				7.19%	N/A	N/A	28%
2008	7.61		.56	(2.39)	(1.83)	.59	—	.59	5.19	(25.86)	52.86				8.27	N/A	N/A	17
2009	5.19		.51	1.12	1.63	.58	—	.58	6.24	35.15	66.90				8.66	N/A	N/A	102
2010	6.24		.48	.31	.79	.49	—	.49	6.54	13.71	71.87				7.43	N/A	N/A	71
2011	6.54		.43	(.07)	.36	.48	—	.48	6.42	5.66	74.88				6.68	N/A	N/A	63

INTERNATIONAL FUND
2007	$24.59		$.04	$4.26	$4.30	$.83	$3.36	$4.19	$24.70	20.99%	$154.90%				1.30%	N/A	N/A	97%
2008	24.70		.30	(9.68)	(9.38)	.04	2.65	2.69	12.63	(41.89)	85.94				1.41	N/A	N/A	128
2009	12.63		.65	2.03	2.68	.59	—	.59	14.72	23.24	101		1.01		2.30	N/A	N/A	53
2010	14.72		.34	1.64	1.98	—	—	—	16.70	13.45	109.99				2.15	N/A	N/A	35
2011	16.70		.39	(.29)	.10	.36	—	.36	16.44	.64	106.96				2.26	N/A	N/A	32

INVESTMENT GRADE FUND
2007	$10.94		$.43	$ .15	$ .58	$.60	—	$ .60	$10.92	5.52%	$ 39.73%				4.97%	.88%	4.81%	38%
2008	10.92		.41	(1.60)	(1.19)	.57	—	.57	9.16	(11.60)	32.74				5.30	.89	5.15	133
2009	9.16		.69	1.10	1.79	.60	—	.60	10.35	20.94	39.76				5.38	.91	5.23	79
2010	10.35		.51	.41	.92	.53	—	.53	10.74	9.26	43.73				4.62	.88	4.47	55
2011	10.74		.47	.17	.64	.52	—	.52	10.86	6.23	47.71				4.17	.86	4.02	29

SELECT GROWTH FUND		(c)
2007	$ 9.47		$.01	$1.06	$1.07	$.07	$ —	$ .07	$10.47	11.42%	$ 13		1.14%		.15%	N/A	N/A	161%
2008	10.47		—	(4.31)	(4.31)	.01	.09	.10	6.06	(41.47)	9.99				(.05)	N/A	N/A	107
2009	6.06		.01	.59	.60	—	—	—	6.66	9.90	10		1.00		.22	N/A	N/A	102
2010	6.66		.01	1.39	1.40	.01	—	.01	8.05	21.10	14.98				.20	N/A	N/A	87
2011	8.05		.01	.41	.42	.01	—	.01	8.46	5.25	18.90				.07	N/A	N/A	61

118	119

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from							Ratio to Average Net			Assets Before Expenses
	Net Asset		Net Realized					Net Asset				Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets		Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End of	Total	End of Year		Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	Year	Return *	(in millions	)	Credits	(a)	Income	Expenses	Income	Rate

TARGET MATURITY 2015 FUND
2007	$14.19	$.59	$ .74	$1.33	$.58	$—	$.58	$14.94	9.70%	$27.70%				4.32%	.85%	4.16%	3%
2008	14.94	.63	1.49	2.12	.58	—	.58	16.48	14.56	29.69				4.01	.84	3.86	0
2009	16.48	.62	(1.00)	(.38)	.63	.02	.65	15.45	(2.22)	27.71				3.91	.86	3.76	0
2010	15.45	.63	.66	1.29	.64	.08	.72	16.02	8.58	28.71				3.87	.86	3.72	4
2011	16.02	.65	.44	1.09	.62	.22	.84	16.27	7.14	26.72				3.87	.87	3.72	0

VALUE FUND
2007	$17.08	$.31	$ (.42)	$ (.11)	$.27	—	$.27	$16.70	(.66)%	$91.83%				1.75%	N/A	N/A	17%
2008	16.70	.40	(5.24)	(4.84)	.29	—	.29	11.57	(29.41)	58.85				2.47	N/A	N/A	15
2009	11.57	.29	1.96	2.25	.36	—	.36	13.46	21.03	66.88				2.45	N/A	N/A	11
2010	13.46	.31	1.58	1.89	.29	—	.29	15.06	14.32	71.86				2.25	N/A	N/A	21
2011	15.06	.30	(.06)	.24	.31	—	.31	14.99	1.53	69.87				1.94	N/A	N/A	32

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

**	Net of expenses waived or assumed by the investment adviser (Note 4).

(a)	The ratios do not include a reduction of expenses from cash balances maintained with the Bank of
New York Mellon or from brokerage service arrangements (Note 1G).

(b)	For the years ended December 31, 2007 through December 31, 2008, the expense ratio after fee credits was .70%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70% for those years. For the period January 1, 2009 to December 31, 2009, the expense ratio after fee credits was .56%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .70% for the period January 1, 2009 to January 31, 2009 and .60% for the period February 1, 2009 to December 31, 2009. For the period January 1, 2010 to December 31, 2010, the expense ratio after fee credits was .23%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .60%. For the period January 1, 2011 to December 31, 2011, the expense ratio after fee credits was
.13%. FIMCO has voluntarily waived advisory fees to limit the Fund’s overall expense to .60% (Note 4).

(c)	Prior to July 26, 2007 known as Focused Equity Fund.

See notes to financial statements
120	121

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the ten Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. Where brokers have not replied to our confir-mation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the ten Funds comprising First Investors Life Series Funds, as of December 31, 2011, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 24, 2012

122

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
______________	____________	_______________	___________	__________

DISINTERESTED TRUSTEES

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	36	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989) (currently, ex-Officio) and Trustee (since
1994) of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe Pierson Corporation (land holding and management services provider) (since 2004).

Stefan L. Geiringer (1934)	Trustee	Since 1/1/06	36	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President and owner of SLG Energy LLC (energy consulting) (since 2010); Co-Founder and Senior Vice
President of Real Time Energy Solutions, Inc. (energy consulting) (2005-2010); President and owner of SLG,
Inc. (natural gas shipper) (since 2003).

Robert M. Grohol (1932)	Trustee and	Trustee since	36	None
c/o First Investors	Chairman	6/30/00 and
Legal Department		Chairman
110 Wall Street		since 1/1/10
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

Arthur M. Scutro, Jr. (1941)	Trustee	Since 1/1/06	36	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
None/Retired

123

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
__________________	___________	______________	_____________	_______

DISINTERESTED TRUSTEES (continued)

Mark R. Ward (1952)	Trustee	Since 1/1/10	36	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008); Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset
Management Practice (2003-2007).

INTERESTED TRUSTEES**

Christopher H. Pinkerton	Trustee and	Since 1/19/11	36	None
(1958)	President
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
President and Director of First Investors Consolidated Corporation since 1/19/2011; Director since 1/19/2011 and
Chairman since 2/4/2011 of First Investors Management Company, Inc. and Administrative Data Management
Corp.; Director and Chairman since 1/19/2011 and President since 4/28/2011 of First Investors Corporation;
Director since 1/19/2011 and Chairman since 2/11/2011 of First Investors Life Insurance Company; President of
First Investors Management Company, Inc. (1/19/2011-10/10/2011); President of Administrative Data Manage-
ment Corp. (1/19/2011-10/10/2011); President, US Division, The Independent Order of Foresters, Chairman,
Foresters Equity Services (broker-dealer), Chairman, Foresters Financial Partners (independent marketing organization) since 2005; Senior Vice President, Foresters North American Sales and Marketing (2005-2007);
President and CEO, USAllianz Investment Services (variable insurance) and Chairman, President and CEO,
USAllianz Investment Advisor (investment adviser) (1999-2005).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

**Mr. Pinkerton is an interested Trustee because he is an officer and director of FIMCO and the principal underwriter of the Funds.

124

Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held
____________________	___________	________________	________________	______________

OFFICER (S) WHO ARE NOT TRUSTEES

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837

Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 11/19/2010	N/A	None
c/o First Investors
Legal Department
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Assistant Counsel of First Investors Management Company, Inc., since 2010. Special Counsel and Associate at
Willkie Farr & Gallagher LLP (1998-2009).

Marc S. Milgram (1957)	Chief	Since 11/22/2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
110 Wall Street
New York, NY 10005

Principal Occupation During Past 5 Years:
Chief Compliance Officer of First Investors Management Company, Inc. since 11/22/2010; Investment Compli-
ance Manager of First Investors Management Company, Inc. (2009-2010); First Investors Federal Savings Bank,
President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors Corporation, Vice Presi-
dent (2008-2009); Administrative Data Management Corp., Vice President (2008-2009); and First Investors Name
Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer since 1992 and Director (1992-2007).

125

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information
______________________

Investment Adviser	Custodian
First Investors Management	(Cash Management, Government,
Company, Inc.	High Yield, Investment Grade and
110 Wall Street	Target Maturity 2015 Funds)
New York, NY 10005	The Bank of New York Mellon
One Wall Street
New York, NY 10286

Subadviser	Custodian
(Discovery Fund)	(Discovery, Growth & Income, International,
Paradigm Capital Management, Inc.	Select Growth and Value Funds)
Nine Elk Street	Brown Brothers Harriman & Co.
Albany, NY 12207	40 Water Street
Boston, MA 02109

Subadviser	Transfer Agent
(High Yield Fund)	Administrative Data Management Corp.
Muzinich & Co., Inc.	Raritan Plaza I – 8th Floor
450 Park Avenue	Edison, NJ 08837-3620
New York, NY 10022

Subadviser	Independent Registered
(International Fund)	Public Accounting Firm
Vontobel Asset Management, Inc.	Tait, Weller & Baker LLP
1540 Broadway	1818 Market Street
New York, NY 10036	Philadelphia, PA 19103

Subadviser	Legal Counsel
(Select Growth Fund)	K&L Gates LLP
Smith Asset Management Group, L.P.	1601 K Street, N.W.
100 Crescent Court	Washington, D.C. 20006
Dallas, TX 75201

126

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

127

NOTES

128

NOTES

129

First Investors
110 Wall Street
New York, NY 10005

LIFEAR

Item 2. Code of Ethics

As of December 31, 2011, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

For the year ended December 31, 2011, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least two "audit committee financial experts" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2011	2010
	------	------
(a) Audit Fees	$126,800	$130,000

(b) Audit-Related Fees	$2,500*	$0

*Fees included in the audit-related fees category are those associated with the review of Form N-14 for the reorganization of Blue Chip Fund into Growth & Income Fund.

(c) Tax Fees	$35,200	$37,200

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2011 and 2010 were $47,500 and $77,900, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/	CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

Date:		February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/	CHRISTOPHER H. PINKERTON
Christopher H. Pinkerton
President and Principal Executive Officer

By	/S/	JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date: February 24, 2012